UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
Certified Shareholder Report of
Registered Management Investment Companies

Investment Company Act File Number: 811-00116

The Investment Company of America
(Exact Name of Registrant as Specified in Charter)

333 South Hope Street
Los Angeles, California 90071
(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: December 31

Date of reporting period: December 31, 2010

Vincent P. Corti
Capital Research and Management Company
333 South Hope Street
Los Angeles, California 90071
(Name and Address of Agent for Service)

Copies to:
Eric A. S. Richards
O’Melveny & Myers LLP
400 South Hope Street, 10th Floor
Los Angeles, California 90071
(Counsel for the Registrant)

ITEM 1 – Reports to Stockholders

ICA  The Investment Company of America®

[photo of trees in a forest]
Special feature

The importance of experience

▶ See page 8

Annual report for the year ended December 31, 2010

ICA seeks long-term growth of capital and income, placing greater emphasis on the potential for capital appreciation and future dividends than on current yield.

The Investment Company of America is one of the 33 American Funds. American Funds is one of the nation’s largest mutual fund families. For nearly 80 years, Capital Research and Management Company,SM the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com.

See page 5 for Class A share results with relevant sales charges deducted. Results for other share classes can be found on page 3.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. See the Financial Highlights table on pages 28 and 29 for details.

The fund’s 30-day yield for Class A shares as of January 31, 2011, reflecting the 5.75% maximum sales charge and calculated in accordance with the Securities and Exchange Commission formula, was 1.79%.

Equity investments are subject to market fluctuations. Investing outside the United States may be subject to additional risks such as currency fluctuations, political instability, differing securities regulations and periods of illiquidity. Global diversification can help reduce these risks. See the prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

[Begin Sidebar]
2010 results at a glance
Year ended December 31, 2010 (with dividends reinvested)

		Standard &
	ICA	Poor’s 500
	(Class A shares)	Composite Index*
Income return	2.18%	2.06%
Capital return	8.68	13.02
Total return	10.86%	15.08%

*The index is unmanaged, and its results include reinvested distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or taxes.

Dividends paid in 2010

	Per share	Payment date
Income dividends	$0.13	March 5
	0.13	June 11
	0.13	Sept. 17
	0.17	Dec. 23
	$0.56

Expense ratios and portfolio turnover rates1
Year ended December 31, 2010

	Expense	Portfolio
	ratio	turnover rate
ICA	0.61%	23%
Industry average2	1.20%	60%

1 The expense ratio is the annual percentage of net assets used to pay fund expenses. The portfolio turnover rate is a measure of how often securities are bought and sold by a fund.
2 Lipper Growth & Income Funds Average (with an initial sales charge and excluding funds of funds).
[End Sidebar]

Fellow shareholders:

Stock markets delivered solid returns for the year, reaching highs not seen since before the beginnings of the financial crisis, encouraged by signs of recovery as well as by the Federal Reserve’s continued strong efforts to spur economic growth. The Investment Company of America returned 10.9% for its fiscal year ended December 31, 2010, with reinvested dividends of $0.56 per share. ICA’s gain for the year fell short of the 15.1% return for the unmanaged Standard & Poor’s 500 Composite Index, a broad measure of the U.S. stock market, for the same period. Over longer time periods, ICA has posted stronger returns than the S&P 500. The significance to shareholders of ICA’s greater returns over time is shown in the mountain chart on pages 4 to 7.

U.S. stocks rallied in the first part of the year on hopeful economic news, then suffered setbacks in the late spring and summer as concerns about the financial stability of several European countries spread around the world. Stocks rebounded later in the year on upbeat corporate earnings and improved consumer sentiment. In December, markets were particularly strong, helped by an extension of tax breaks.

Changing perceptions about the strength of the U.S. economy drove much of the stock market volatility. The economic recovery has been slow, beset by some persistent difficulties. U.S. unemployment remained high by historic standards, hovering near 10% during the year. Housing remained soft. State and local governments worried about hefty debt loads. In Europe, the sovereign debt crisis continued to simmer, and many worried that Chinese policymakers as well as those from other fast-growing economies could put the brakes on growth to contain inflationary pressures. Positive economic signals for the U.S. included a rising rate of gross domestic product and a strengthening manufacturing sector. The Institute for Supply Management’s index of manufacturing activity improved in December, marking the 17th consecutive month of expansion in the sector.

The portfolio
U.S. companies’ exposure to developing markets proved to be helpful during the year. Companies such as the fund’s third-largest holding, tobacco giant Philip Morris International (+21.5%), and fourth-largest, software maker Oracle (+27.6%), benefited from fast growth in developing markets such as China, India and Latin America. Energy was also a bright spot, with oil and gas companies Royal Dutch Shell, the sixth-largest holding, up 11.8% and ConocoPhillips, the seventh-largest, up 33.4%.

[photo of trees in a forest]
[Begin Sidebar]
In this report

Special feature
8	The importance of experience

Contents

1	Letter to shareholders

4	The value of a long-term perspective

14	Summary investment
portfolio

18	Financial statements

34	Board of trustees and
other officers
[End Sidebar]

Information technology remained the largest industry sector. This hurt the fund during the time period, as some of the larger holdings detracted from returns including the fund’s second-largest holding, software giant Microsoft (–8.4%); eighth-largest, Internet search engine Google (–4.2%); and ninth-largest, chipmaker Intel (+3.1%). Computer maker Hewlett-Packard, the 10th-largest holding, fell 18.3%.

As always, ICA’s investment professionals look for blue-chip companies that they believe can thrive over longer periods of time. The multiple portfolio counselor system provides a dimension of diversification: differences of perspective, of focus, and of style. Managing the lineup of portfolio counselors to maintain diversification is a way the fund manages risk without diluting conviction. We believe this is of great benefit to shareholders over the long run.

A look ahead

A recovery is underway but the progress could be slow and uneven. Investors will look for more confirmation of an improving economy, such as increased hiring, stronger GDP growth and an improved housing market. Reports are showing a delicate mix of good news. However, the Fed’s economic stimulus has brought its own concerns about the repercussions of low interest rates and staggering debt levels. The injection of money into the economy has helped stabilize or increase asset prices around the world. As the government eases back on fiscal or monetary stimulus in the period ahead, the onus will be greater than ever on a global recovery to help companies grow profits. We remain in an uncertain period and the market is expected to remain volatile.

As always, we focus on the long term, looking past short-term movements in market direction, and we view volatility as a potential opportunity to invest in great companies at prices lower than what we believe is their fundamental value. This investment philosophy is passed down from generation to generation of investment professionals on ICA. (For more on the value of knowledge gained over time, see the special feature, “The importance of experience,” beginning on page 8.)

We thank you for your trust in us and your commitment to long-term investing.

Sincerely,

/s/ James B. Lovelace

James B. Lovelace
Vice Chairman

/s/ Donald D. O’Neal

Donald D. O’Neal
President

February 9, 2011

For current information about the fund, visit americanfunds.com.

[photo of trees in a forest]

[Begin Sidebar]
We take this opportunity to thank Mike Shanahan for his many years of leadership and service as a portfolio counselor of The Investment Company of America.
[End Sidebar]

[Begin Sidebar]
We wish to announce the retirement of The Investment Company of America’s advisory board. The board, which was established at the fund’s inception, has included executives, scholars, diplomats and journalists who contributed a remarkable range of expertise about businesses, politics and cultures around the world. Their guidance has been invaluable and we are indebted to them for their many years of service to the fund.
[End Sidebar]

Other share class results

Classes B, C, F and 529

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

Average annual total returns for periods ended December 31, 2010:
			10 years1/
	1 year	5 years	Life of class

Class B shares2
Reflecting applicable contingent deferred sales charge
(CDSC), maximum of 5%, payable only if shares
are sold within six years of purchase	5.03%	1.35%	2.53%
Not reflecting CDSC	10.03	1.69	2.53

Class C shares — first sold 3/15/01
Reflecting CDSC, maximum of 1%, payable only
if shares are sold within one year of purchase	8.95	1.65	2.92
Not reflecting CDSC	9.95	1.65	2.92

Class F-1 shares3 — first sold 3/15/01
Not reflecting annual asset-based fee charged
by sponsoring firm	10.78	2.45	3.73

Class F-2 shares3 — first sold 8/1/08
Not reflecting annual asset-based fee charged
by sponsoring firm	11.07	—	2.30

Class 529-A shares4 — first sold 2/15/02
Reflecting 5.75% maximum sales charge	4.41	1.19	3.62
Not reflecting maximum sales charge	10.77	2.40	4.31

Class 529-B shares2,4 — first sold 2/15/02
Reflecting applicable CDSC, maximum of 5%, payable
only if shares are sold within six years of purchase	4.87	1.23	3.52
Not reflecting CDSC	9.87	1.57	3.52

Class 529-C shares4 — first sold 2/19/02
Reflecting CDSC, maximum of 1%, payable only
if shares are sold within one year of purchase	8.91	1.59	3.63
Not reflecting CDSC	9.91	1.59	3.63

Class 529-E shares3,4 — first sold 3/1/02	10.46	2.10	3.74

Class 529-F-1 shares3,4 — first sold 9/16/02
Not reflecting annual asset-based fee charged
by sponsoring firm	11.00	2.61	6.43

1Applicable to Class B shares only. All other share classes reflect results for the life of the class.
2These shares are not available for purchase.
3These shares are sold without any initial or contingent deferred sales charge.
4Results shown do not reflect the $10 account setup fee and an annual $10 account maintenance fee.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. See the Financial Highlights table on pages 28 and 29 for details that include expense ratios for all share classes.

For information regarding the differences among the various share classes, refer to the fund’s prospectus.

The value of a long-term perspective (1934 to 2010)

Fund results shown are for Class A shares and reflect deduction of the maximum sales charge of 5.75% on a $10,000 investment.* Thus, the net amount invested was $9,425.† Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

This chart illustrates a hypothetical $10,000 investment in The Investment Company of America over the past 77 years, from January 1, 1934, through December 31, 2010, showing the high, low and closing values for each year.

The figures in the table below the chart include the fund’s total return for each of those years. As you look through the table, you will see that the fund’s total return can fluctuate greatly from year to year. In some years, it was well into double digits. In other years, the fund had a negative return. Over the entire period, a $10,000 investment in the fund, with all dividends reinvested, would have grown to $64,830,603, compared with $24,464,161 in Standard & Poor’s 500 Composite Index.

You can use this table to estimate how the value of your own holdings has grown. Let’s say, for example, that you have been reinvesting all of your dividends and want to know how your investment has done since the end of 2000. At that time, the value of the investment illustrated here was $47.4 million. Since then, it has increased to $64.8 million. Thus, in the same period, the value of your 2000 investment — regardless of size — has also increased.

*As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.

†The maximum initial sales charge was 8.5% prior to July 1, 1988.

[Begin Sidebar]
Average annual total returns based on a $1,000 investment (for periods ended December 31, 2010)*

	1 year	5 years	10 years
Class A shares	4.50%	1.27%	2.57%

*Assumes reinvestment of all distributions and payment of the maximum 5.75% sales charge.

The total annual fund operating expense ratio was 0.61% for Class A shares as of the most recent fiscal year-end.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. See the Financial Highlights table on pages 28 and 29 for details.
[End Sidebar]

[Begin Sidebar]
Average annual returns for 77 years (1/1/34–12/31/10)*

Income return	3.1%
Capital return	9.0%
Total return	12.1%

*Assumes reinvestment of all distributions and payment of the maximum 5.75% sales charge.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. See the Financial Highlights table on pages 28 and 29 for details.
[End Sidebar]

Value added by reinvestment of dividends

[begin mountain chart]
Date	ICA with dividends reinvested1	ICA with dividends taken in cash2

1/1/1934	9,426	9,426
3/31/1934	12,022	12,022
9/30/1934	9,735	9,735
12/31/1934	11,822	11,822
3/31/1935	11,109	11,109
12/31/1935	21,643	21,643
4/30/1936	21,738	21,738
12/31/1936	31,560	31,042
3/31/1937	34,870	34,173
12/31/1937	19,424	18,339
3/31/1938	16,450	15,458
12/31/1938	24,776	23,174
5/17/1939	19,196	17,954
10/26/1939	26,380	24,439
12/31/1939	24,986	22,860
4/9/1940	26,104	23,788
5/22/1940	18,337	16,710
12/31/1940	24,384	21,460
4/22/1941	20,228	17,599
7/28/1941	25,516	21,886
12/31/1941	22,590	18,816
4/28/1942	20,675	17,070
11/7/1942	26,389	21,198
12/31/1942	26,376	20,893
7/14/1943	35,104	27,393
12/31/1943	35,019	26,861
1/3/1944	34,911	26,778
12/11/1944	42,785	32,140
12/31/1944	43,193	32,130
12/21/1945	62,861	45,706
12/31/1945	59,091	42,949
5/28/1946	69,344	50,213
10/9/1946	51,668	37,011
12/31/1946	57,692	40,687
2/8/1947	59,739	42,131
5/19/1947	47,608	33,318
12/31/1947	58,217	39,332
3/16/1948	51,685	34,577
6/14/1948	64,466	43,169
12/31/1948	58,430	37,714
5/16/1949	61,325	39,171
12/31/1949	63,941	39,436
7/13/1950	61,544	37,284
11/24/1950	75,452	45,291
12/31/1950	76,618	45,185
1/3/1951	77,522	45,718
9/13/1951	90,575	52,493
12/31/1951	90,274	51,159
5/1/1952	87,738	49,312
11/26/1952	98,358	54,208
12/31/1952	101,293	55,306
1/5/1953	101,540	55,440
9/14/1953	90,546	47,981
12/31/1953	101,747	53,362
1/11/1954	102,187	53,593
11/26/1954	150,963	77,300
12/31/1954	158,859	80,780
1/6/1955	153,710	78,162
12/5/1955	197,380	98,416
12/31/1955	199,216	98,531
1/23/1956	188,642	93,301
8/2/1956	228,301	111,574
12/31/1956	220,648	106,303
7/10/1957	234,719	111,636
12/23/1957	191,223	89,401
12/31/1957	194,433	90,912
1/2/1958	196,485	91,871
12/31/1958	281,479	128,040
2/9/1959	276,271	125,672
8/3/1959	317,753	142,951
12/31/1959	321,419	142,883
1/5/1960	322,622	143,418
3/8/1960	294,359	130,051
12/31/1960	335,999	145,598
1/3/1961	333,381	144,463
11/29/1961	416,623	177,692
12/31/1961	413,553	175,370
1/3/1962	412,847	175,071
6/25/1962	302,234	126,569
12/31/1962	358,801	148,179
3/1/1963	362,959	148,959
11/13/1963	435,346	176,692
12/31/1963	440,900	177,834
1/2/1964	443,327	178,813
11/18/1964	524,007	208,216
12/31/1964	512,592	202,347
6/28/1965	515,302	201,387
11/30/1965	636,844	247,766
12/31/1965	650,691	251,554
2/11/1966	695,632	268,929
10/7/1966	554,914	211,085
12/31/1966	657,094	248,035
1/4/1967	653,924	246,838
9/25/1967	848,270	315,022
12/31/1967	846,942	312,474
3/5/1968	767,364	281,436
11/29/1968	1,016,106	368,877
12/31/1968	990,641	356,574
2/6/1969	997,966	359,210
12/17/1969	861,534	301,409
12/31/1969	884,825	309,612
1/5/1970	900,901	315,237
5/26/1970	671,567	232,836
12/31/1970	908,020	307,422
1/4/1971	899,324	304,478
4/28/1971	1,041,783	349,622
12/31/1971	1,062,653	349,729
1/3/1972	1,061,134	349,229
12/11/1972	1,236,416	399,226
12/31/1972	1,231,089	394,703
1/5/1973	1,240,738	397,797
12/13/1973	969,368	300,861
12/31/1973	1,024,069	317,912
3/13/1974	1,078,732	331,700
10/3/1974	753,595	227,497
12/31/1974	840,311	245,527
1/2/1975	860,275	251,360
7/15/1975	1,192,557	342,306
12/31/1975	1,137,662	317,656
1/2/1976	1,146,259	320,057
12/15/1976	1,445,050	393,403
12/31/1976	1,474,372	398,100
1/3/1977	1,468,350	396,474
10/25/1977	1,332,040	350,404
12/31/1977	1,436,404	374,309
3/1/1978	1,346,165	347,473
9/11/1978	1,868,543	475,286
12/31/1978	1,647,486	414,423
2/27/1979	1,616,223	406,559
9/21/1979	1,993,884	489,102
12/31/1979	1,963,313	475,671
4/21/1980	1,749,599	419,477
11/18/1980	2,440,065	573,991
12/31/1980	2,380,191	552,244
9/25/1981	2,250,820	505,060
12/31/1981	2,401,095	530,866
8/12/1982	2,283,451	486,986
12/7/1982	3,273,730	683,755
12/31/1982	3,212,002	670,593
1/24/1983	3,149,704	657,586
10/10/1983	3,954,414	800,660
12/31/1983	3,859,718	774,521
1/5/1984	3,938,558	790,342
7/24/1984	3,487,720	684,698
12/31/1984	4,117,193	791,975
1/8/1985	4,042,335	777,575
12/31/1985	5,491,899	1,017,909
1/10/1986	5,378,077	996,812
8/26/1986	6,822,055	1,244,530
12/31/1986	6,685,668	1,200,523
8/25/1987	8,964,992	1,587,087
12/4/1987	6,490,173	1,124,110
12/31/1987	7,049,189	1,220,933
1/20/1988	6,898,255	1,194,791
10/20/1988	8,057,725	1,361,557
12/31/1988	7,989,297	1,327,380
1/3/1989	7,952,253	1,321,225
10/9/1989	10,570,716	1,717,619
12/31/1989	10,338,606	1,652,758
7/16/1990	11,034,382	1,738,645
9/24/1990	9,349,249	1,461,722
12/31/1990	10,409,044	1,598,827
1/9/1991	9,964,580	1,530,558
12/31/1991	13,171,913	1,969,884
4/8/1992	12,725,819	1,890,999
12/8/1992	14,053,663	2,062,293
12/31/1992	14,092,259	2,052,171
10/15/1993	15,613,223	2,233,724
12/31/1993	15,729,390	2,234,162
2/2/1994	16,250,342	2,308,157
12/31/1994	15,753,859	2,180,619
12/13/1995	20,601,536	2,800,127
12/31/1995	20,578,729	2,779,669
1/10/1996	20,131,158	2,719,214
11/29/1996	24,948,962	3,317,338
12/31/1996	24,560,579	3,247,865
1/2/1997	24,449,079	3,233,121
10/7/1997	32,201,069	4,203,593
12/31/1997	31,881,159	4,142,665
1/9/1998	30,538,200	3,968,160
11/27/1998	38,263,637	4,911,956
12/31/1998	39,193,520	5,008,240
7/16/1999	44,986,534	5,706,524
12/14/1999	43,402,315	5,461,630
12/31/1999	45,682,203	5,748,525
6/2/2000	48,297,061	6,033,245
12/20/2000	45,816,353	5,674,950
12/31/2000	47,435,198	5,875,465
2/1/2001	48,641,695	6,024,905
9/21/2001	39,682,272	4,850,856
12/31/2001	45,258,581	5,507,475
3/19/2002	46,842,670	5,674,249
10/9/2002	34,116,968	4,090,963
12/31/2002	38,709,050	4,616,859
3/11/2003	35,518,986	4,211,803
12/31/2003	48,891,609	5,713,492
8/12/2004	47,651,727	5,519,344
12/1/2004	53,072,477	6,119,617
12/31/2004	53,674,543	6,162,997
4/20/2005	51,443,944	5,882,406
12/14/2005	57,922,995	6,565,847
12/31/2005	57,361,396	6,446,513
6/13/2006	58,037,711	6,462,958
12/15/2006	66,714,106	7,396,222
12/31/2006	66,504,440	7,313,239
10/9/2007	74,714,184	8,101,087
12/19/2007	69,537,328	7,502,672
12/31/2007	70,456,795	7,601,877
11/20/2008	39,078,899	4,143,542
12/31/2008	45,983,835	4,835,670
3/9/2009	36,699,911	3,820,549
12/28/2009	59,112,111	6,051,509
12/31/2009	58,481,101	5,986,910
7/2/2010	53,254,350	5,396,294
12/22/2010	64,807,304	6,533,692
12/31/2010	64,830,603	6,496,778

Date	S&P 500 with dividends reinvested

1/1/1934	10,000
2/6/1934	11,741
7/26/1934	8,454
12/31/1934	9,851
3/14/1935	8,427
11/19/1935	14,477
12/31/1935	14,555
11/9/1936	19,849
12/31/1936	19,479
3/6/1937	21,235
11/24/1937	11,991
12/31/1937	12,670
3/31/1938	10,259
11/9/1938	17,200
12/31/1938	16,604
4/8/1939	12,860
12/31/1939	16,542
1/3/1940	16,913
6/10/1940	12,166
12/31/1940	14,918
1/10/1941	15,313
12/31/1941	13,193
4/28/1942	11,422
12/31/1942	15,880
7/14/1943	21,055
12/31/1943	19,980
2/7/1944	19,830
12/31/1944	23,920
12/10/1945	33,103
12/31/1945	32,629
5/29/1946	36,538
10/9/1946	27,277
12/31/1946	29,994
2/8/1947	31,833
5/17/1947	27,243
12/31/1947	31,703
2/14/1948	28,756
6/15/1948	36,057
12/31/1948	33,420
6/13/1949	30,578
12/31/1949	39,688
1/14/1950	39,428
12/31/1950	52,266
10/15/1951	63,758
12/31/1951	64,813
2/20/1952	63,185
12/31/1952	76,702
9/14/1953	67,974
12/31/1953	75,955
12/31/1954	115,881
1/17/1955	111,372
11/14/1955	154,321
12/31/1955	152,428
1/23/1956	144,485
8/2/1956	170,376
12/31/1956	162,378
7/15/1957	174,227
10/22/1957	139,617
12/31/1957	144,887
12/31/1958	207,642
2/9/1959	201,972
8/3/1959	232,356
12/31/1959	232,467
10/25/1960	208,328
12/31/1960	233,601
12/12/1961	300,180
12/31/1961	296,461
6/26/1962	219,517
12/31/1962	270,656
1/2/1963	268,898
12/31/1963	332,369
11/20/1964	391,802
12/31/1964	387,133
6/28/1965	377,268
11/15/1965	433,749
12/31/1965	435,356
2/9/1966	444,115
10/7/1966	353,265
12/31/1966	391,500
9/25/1967	485,648
12/31/1967	485,272
3/5/1968	443,658
11/29/1968	560,886
12/31/1968	538,975
5/14/1969	556,520
12/31/1969	493,481
5/26/1970	375,967
12/31/1970	512,963
4/28/1971	587,707
11/23/1971	515,114
12/31/1971	586,320
12/11/1972	702,350
12/31/1972	697,692
1/11/1973	710,635
12/5/1973	560,537
12/31/1973	595,206
1/3/1974	608,935
10/3/1974	392,237
12/31/1974	437,674
7/15/1975	623,524
12/31/1975	600,610
9/21/1976	736,520
12/31/1976	744,318
11/2/1977	653,147
12/31/1977	691,044
3/6/1978	637,133
9/12/1978	804,939
12/31/1978	736,452
10/5/1979	887,816
12/31/1979	873,499
3/27/1980	801,694
11/28/1980	1,192,966
12/31/1980	1,156,970
1/6/1981	1,177,082
9/25/1981	993,719
12/31/1981	1,100,011
8/12/1982	952,442
11/9/1982	1,348,614
12/31/1982	1,337,025
1/3/1983	1,315,159
10/10/1983	1,696,711
12/31/1983	1,638,595
7/24/1984	1,503,740
11/6/1984	1,760,537
12/31/1984	1,741,395
1/4/1985	1,704,326
12/31/1985	2,293,883
1/22/1986	2,209,306
12/2/1986	2,846,898
12/31/1986	2,722,038
8/25/1987	3,851,956
12/4/1987	2,588,662
12/31/1987	2,864,962
1/20/1988	2,813,363
10/21/1988	3,379,672
12/31/1988	3,339,470
10/9/1989	4,438,664
12/31/1989	4,395,793
7/16/1990	4,669,466
10/11/1990	3,773,954
12/31/1990	4,259,140
1/9/1991	4,017,563
12/31/1991	5,553,915
4/8/1992	5,290,606
12/18/1992	6,039,956
12/31/1992	5,976,474
1/8/1993	5,885,121
12/31/1993	6,577,517
2/2/1994	6,806,430
4/4/1994	6,231,341
12/31/1994	6,664,017
12/13/1995	9,234,475
12/31/1995	9,165,271
1/10/1996	8,905,609
11/25/1996	11,473,195
12/31/1996	11,268,247
12/5/1997	15,211,783
12/31/1997	15,026,327
1/9/1998	14,364,532
12/29/1998	19,495,529
12/31/1998	19,320,168
1/14/1999	19,052,345
12/31/1999	23,384,822
3/24/2000	24,358,139
12/20/2000	20,344,921
12/31/2000	21,256,384
1/30/2001	22,116,924
9/21/2001	15,685,356
12/31/2001	18,731,955
1/4/2002	19,130,553
10/9/2002	12,823,508
12/31/2002	14,593,631
3/11/2003	13,325,833
12/31/2003	18,777,238
8/12/2004	18,124,599
12/30/2004	20,815,662
12/31/2004	20,819,110
4/20/2005	19,628,447
12/14/2005	22,239,332
12/31/2005	21,840,638
6/13/2006	21,583,322
12/15/2006	25,408,641
12/31/2006	25,287,374
3/5/2007	24,583,839
10/9/2007	28,289,193
12/31/2007	26,675,637
11/20/2008	13,917,931
12/31/2008	16,808,104
3/9/2009	12,663,226
12/28/2009	21,466,832
12/31/2009	21,257,508
7/2/2010	19,689,626
12/29/2010	24,470,979
12/31/2010	24,464,161
[end mountain chart]

Year ended
December 31	1934	1935	1936	1937	1938		1939	1940	1941

Year-by-year summary of results (dollars in thousands)
Dividends reinvested	—	—	$0.4	1.0	0.2		0.5	0.9	1.3
Value at year-end	$11.8	21.6	31.6	19.4	24.8		25.0	24.4	22.6
Dividends in cash	—	—	$0.4	1.0	0.2		0.5	0.8	1.1
Value at year-end	$11.8	21.6	31.0	18.3	23.2		22.9	21.5	18.8
Annual percentage returns assuming dividends reinvested
Income return	0.0%	0.0	1.8	3.2	0.9		2.2	3.6	5.2
Capital return	18.2%	83.1	44.0	(41.7)	26.7		(1.4)	(6.0)	(12.6)
ICA total return	18.2%	83.1	45.8	(38.5)	27.6		0.8	(2.4)	(7.4)
Fund expenses3	0.94%	1.13	1.19	1.53	1.89		2.02	1.88	1.95

Year ended
December 31	1942	1943	1944	1945	1946		1947	1948	1949

Year-by-year summary of results (dollars in thousands)
Dividends reinvested	1.2	1.1	1.2	1.2	1.8		2.4	2.7	2.7
Value at year-end	26.4	35.0	43.2	59.1	57.7		58.2	58.4	63.9
Dividends in cash	1.0	0.9	0.9	0.9	1.3		1.7	1.8	1.7
Value at year-end	20.9	26.9	32.1	42.9	40.7		39.3	37.7	39.4
Annual percentage returns assuming dividends reinvested
Income return	5.3	4.2	3.5	2.8	3.0		4.2	4.6	4.6
Capital return	11.5	28.6	19.8	34.0	(5.4)		(3.3)	(4.2)	4.8
ICA total return	16.8	32.8	23.3	36.8	(2.4)		0.9	0.4	9.4
Fund expenses3	2.13	1.72	1.45	1.06	0.98		1.10	1.08	0.96

Year ended
December 31	1950	1951	1952	1953	1954		1955	1956	1957

Year-by-year summary of results (dollars in thousands)
Dividends reinvested	3.2	3.4	3.5	3.9	4.1		5.1	5.6	6.2
Value at year-end	76.6	90.3	101.3	101.7	158.9		199.2	220.6	194.4
Dividends in cash	1.9	2.0	2.0	2.1	2.1		2.6	2.7	3.0
Value at year-end	45.2	51.2	55.3	53.4	80.8		98.5	106.3	90.9
Annual percentage returns assuming dividends reinvested
Income return	4.9	4.4	3.9	3.9	4.0		3.2	2.8	2.8
Capital return	14.9	13.4	8.3	(3.5)	52.1		22.2	8.0	(14.7)
ICA total return	19.8	17.8	12.2	0.4	56.1		25.4	10.8	(11.9)
Fund expenses3	1.01	0.93	0.81	0.85	0.88		0.86	0.80	0.76

Year ended
December 31	1958	1959	1960	1961	1962		1963	1964	1965

Year-by-year summary of results (dollars in thousands)
Dividends reinvested	6.5	7.0	8.1	8.4	9.1		9.6	10.7	12.1
Value at year-end	281.5	321.4	336.0	413.6	358.8		440.9	512.6	650.7
Dividends in cash	3.0	3.2	3.6	3.6	3.8		3.9	4.3	4.7
Value at year-end	128.0	142.9	145.6	175.4	148.2		177.8	202.3	251.6
Annual percentage returns assuming dividends reinvested
Income return	3.4	2.5	2.5	2.5	2.2		2.7	2.4	2.4
Capital return	41.4	11.7	2.0	20.6	(15.4)		20.2	13.9	24.5
ICA total return	44.8	14.2	4.5	23.1	(13.2)		22.9	16.3	26.9
Fund expenses3	0.68	0.64	0.62	0.59	0.61		0.59	0.58	0.57

Year ended
December 31	1966	1967	1968	1969	1970		1971	1972	1973

Year-by-year summary of results (dollars in thousands)
Dividends reinvested	15.5	18.4	22.6	25.3	27.3		28.6	29.9	33.4
Value at year-end	657.1	846.9	990.6	884.8	908.0		1,062.7	1,231.1	1,024.1
Dividends in cash	5.9	6.9	8.3	9.0	9.4		9.6	9.7	10.6
Value at year-end	248.0	312.5	356.6	309.6	307.4		349.7	394.7	317.9
Annual percentage returns assuming dividends reinvested
Income return	2.4	2.8	2.7	2.6	3.1		3.1	2.8	2.7
Capital return	(1.4)	26.1	14.3	(13.3)	(0.5)		13.9	13.1	(19.5)
ICA total return	1.0	28.9	17.0	(10.7)	2.6		17.0	15.9	(16.8)
Fund expenses3	0.52	0.50	0.49	0.48	0.55		0.51	0.49	0.47

Year ended
December 31	1974	1975	1976	1977	1978		1979	1980	1981

Year-by-year summary of results (dollars in thousands)
Dividends reinvested	52.2	49.8	46.4	49.8	56.0		70.0	91.3	115.9
Value at year-end	840.3	1,137.7	1,474.4	1,436.4	1,647.5		1,963.3	2,380.2	2,401.1
Dividends in cash	15.9	14.3	12.8	13.3	14.4		17.3	21.7	26.4
Value at year-end	245.5	317.7	398.1	374.3	414.4		475.7	552.2	530.9
Annual percentage returns assuming dividends reinvested
Income return	5.1	5.9	4.1	3.4	3.9		4.2	4.7	4.9
Capital return	(23.0)	29.5	25.5	(6.0)	10.8		15.0	16.5	(4.0)
ICA total return	(17.9)	35.4	29.6	(2.6)	14.7		19.2	21.2	0.9
Fund expenses3	0.49	0.48	0.46	0.49	0.49		0.47	0.46	0.45

Year ended
December 31	1982	1983	1984	1985	1986		1987	1988	1989

Year-by-year summary of results (dollars in thousands)
Dividends reinvested	146.1	147.2	160.4	174.9	203.8		267.5	318.7	370.8
Value at year-end	3,212.0	3,859.7	4,117.2	5,491.9	6,685.7		7,049.2	7,989.3	10,338.6
Dividends in cash	31.6	30.3	31.7	33.2	37.3		47.5	54.4	60.7
Value at year-end	670.6	774.5	792.0	1,017.9	1,200.5		1,220.9	1,327.4	1,652.8
Annual percentage returns assuming dividends reinvested
Income return	6.1	4.6	4.2	4.2	3.7		4.0	4.5	4.6
Capital return	27.7	15.6	2.5	29.2	18.0		1.4	8.8	24.8
ICA total return	33.8	20.2	6.7	33.4	21.7		5.4	13.3	29.4
Fund expenses3	0.46	0.44	0.47	0.43	0.41		0.42	0.48	0.52

Year ended
December 31	1990	1991	1992	1993	1994		1995	1996	1997

Year-by-year summary of results (dollars in thousands)
Dividends reinvested	406.3	320.4	357.8	374.4	407.2		450.1	480.1	510.3
Value at year-end	10,409.0	13,171.9	14,092.3	15,729.4	15,753.9		20,578.7	24,560.6	31,881.2
Dividends in cash	64.1	48.7	53.0	54.0	57.3		61.7	64.3	67.0
Value at year-end	1,598.8	1,969.9	2,052.2	2,234.2	2,180.6		2,779.7	3,247.9	4,142.7
Annual percentage returns assuming dividends reinvested
Income return	3.9	3.1	2.7	2.7	2.6		2.9	2.3	2.1
Capital return	(3.2)	23.4	4.3	8.9	(2.4)		27.7	17.0	27.7
ICA total return	0.7	26.5	7.0	11.6	0.2		30.6	19.3	29.8
Fund expenses3	0.55	0.59	0.58	0.59	0.60		0.60	0.59	0.56

Year ended
December 31	1998	1999	2000	2001	2002		2003	2004	2005

Year-by-year summary of results (dollars in thousands)
Dividends reinvested	584.1	651.8	743.4	804.1	833.3		864.3	887.4	1,196.3
Value at year-end	39,193.5	45,682.2	47,435.2	45,258.6	38,709.1		48,891.6	53,674.5	57,361.4
Dividends in cash	75.4	82.8	93.0	99.0	100.7		102.2	103.0	136.3
Value at year-end	5,008.2	5,748.5	5,875.5	5,507.5	4,616.9		5,713.5	6,163.0	6,446.5
Annual percentage returns assuming dividends reinvested
Income return	1.8	1.7	1.6	1.7	1.8		2.2	1.8	2.2
Capital return	21.1	14.9	2.2	(6.3)	(16.3)		24.1	8.0	4.7
ICA total return	22.9	16.6	3.8	(4.6)	(14.5)		26.3	9.8	6.9
Fund expenses3	0.55	0.55	0.56	0.57	0.59		0.59	0.57	0.57

Year ended
December 31	2006	2007	2008	2009	2010

Year-by-year summary of results (dollars in thousands)
Dividends reinvested	1,364.6	1,319.3	1,466.7	1,264.7	1,272.4
Value at year-end	66,504.4	70,456.8	45,983.8	58,481.1	64,830.6	1
Dividends in cash	152.1	144.0	156.9	131.5	129.2
Value at year-end	7,313.2	7,601.9	4,835.7	5,986.9	6,496.8	2
Annual percentage returns assuming dividends reinvested
Income return	2.4	2.0	2.1	2.8	2.2
Capital return	13.5	3.9	(36.8)	24.4	8.7
ICA total return	15.9	5.9	(34.7)	27.2	10.9
Fund expenses3	0.57	0.56	0.59	0.66	0.61
The results shown are before taxes on fund distributions and sale of fund shares.

The S&P 500 is unmanaged, and its results include reinvested distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or taxes.

1Includes dividends of $19,206,133 and capital gain distributions of $32,095,643 reinvested in the years 1936 to 2010.

2Includes reinvested capital gain distributions of $4,317,598, but does not reflect income dividends of $2,571,006 taken in cash.

3Fund expense percentages do not reflect a fee waiver and are provided as additional information. They should not be subtracted from any other figure on the table because all fund results already reflect their effect.

[photo of trees]

The importance of experience

[close-up photo of the bark of a tree]
[photo of a tree branch]

It’s an old saying: There’s no substitute for experience. For nearly 80 years, The Investment Company of America has emphasized investment professionals’ depth of experience and longevity on the fund. Most of the portfolio counselors have been with Capital Research and Management Company, the fund’s investment advisor, for decades. In fact, ICA’s seven portfolio counselors collectively bring 158 years of experience. That sounds like an impressive number, so we ask ourselves: Why does experience matter in investing and what is its value for the fund’s shareholders?

“This is a business where cumulative experience — the knowledge that comes with time — helps us, and ultimately the fund’s shareholders,” says Don O’Neal, a portfolio counselor and president of the fund who has been with Capital for 26 years. “It enables us to recognize patterns from the past, to understand cycles and swings, and to have more courage in the face of adversity.”

In investing, that courage can allow for action when others are paralyzed. Alternatively, courage is sometimes better reflected in restraint — the ability to hold a steady course when others are reacting blindly.

Don recalls his first market crisis, known as Black Monday, when stock markets around the world dropped with an unprecedented swiftness and severity in one day in October 1987. “When I think about the big moments early in my career, it was very important that we had so many people in the room who had been through other crises,” he says. “I was able to learn from Mike Shanahan and others who had been investing for decades already.”

Now Don has decades of his own experience to share with his younger peers. “When we had the ‘flash crash’ in May 2010, I could take a moment and reflect back on what I experienced in 1987, and help other analysts think about that,” he says.

Passing down the culture

Capital’s culture naturally fosters such longevity. “It’s a bit like osmosis. It’s subtle but so beneficial,” says Jim Lovelace, a portfolio counselor and vice chairman of ICA. “This is due to the way we pass culture down, and it only works because investment professionals stay here for such a long time.” Jim began at the Capital organization in 1982, Don in 1985. Jim and Don, as well as most of the other portfolio counselors, started their investment careers as research analysts.

[Begin Sidebar]
Speaking of
experience:

Some observations
about ICA’s most senior
portfolio counselor

[photo of  Mike Shanahan]

Mike Shanahan joined Capital in 1965 as an investment analyst after receiving his MBA from Stanford Business School. He has been a portfolio counselor for The Investment Company of America, as well as several other funds. He was president of the The Capital Group Companies from 1981 to 1991, and has been chairman emeritus of Capital Research and Management Company. He stepped down as portfolio counselor in 2010.

“Mike has been one of the real leaders of the Capital organization,” says Don O’Neal, a portfolio counselor and president of ICA, adding that Mike has contributed through his investment prowess, and also through his influence over the years on how Capital was managed. “He is one of those rare people who is extraordinarily good at everything he does. Not everyone who is a good investor is good at the organizational details as well. He’s one of the true giants in the history of the organization.”

Mike passed down the lessons he learned in the 46 years he has spent investing at Capital, including the importance of dividends. He says he learned about that from the organization’s founder, Jonathan Bell Lovelace, known as “JBL.” Mike recalls, “JBL stressed how important dividends were, and as young people, we just nodded. But he taught me how important dividends are to the total return for shareholders.”

Jim Lovelace, a portfolio counselor and vice chairman of ICA, says Mike in turn passed this along as well as other lessons from his experience, including keeping some cash in a heady market for good opportunities at good prices. “I remember Mike saying, ‘It’s all well and good to wait for low prices, but if you don’t have any cash at the bottom, then you lose that benefit.”

In Mike’s words, “At Capital, it all comes down to this: We focus on the fundamentals, looking for good companies at reasonable prices relative to their prospects. And keeping your head during periods of volatility.”
[End Sidebar]

“The intergenerational aspect of how we manage money, called the multiple portfolio counselor system (see the sidebar on page 13 for more information), allows us to learn from those who came before us, and we pass that knowledge on to the next person, who passes it on to the next,” Don says.

This is important when managing portfolio counselor changes as well, as the system helps keep the fund from losing a step when a portfolio counselor steps down. “The system is very modular. When a portfolio counselor retires, it has very little impact on the overall portfolio and turnover is low because the assets seamlessly move to other portfolio counselors,” Jim says. “The multiple portfolio counselor system is what gives the fund consistency, making the ICA of the past the same fund it is now and the same one it will be in the future.”

Culture is often difficult to describe, but at Capital longevity and experience are key to understanding the culture. “Most of our investment professionals have spent their whole careers here. It is a testimony to the attractiveness of this company. Even those who worked at other firms, once they land here, they tend to stay here. We have a very attractive culture and investment approach for long-term investors,” Don says.

[photo of the trunk of a large tree]
Lessons from history

Mike Shanahan has been with Capital since 1965 and has invested through bear markets and recessions, as well as several periods of great prosperity. (See the sidebar on page 10 recognizing Mike for his years of contributions to ICA and the company.) Mike, who is stepping down as a portfolio counselor in ICA, believes the benefits of sharing experience are vast. “That’s why I stuck around for so long — 46 years — to help the younger people deal with the tough times. I’ve been through it.”

Joyce Gordon, a portfolio counselor for ICA, agrees. She started as an investment analyst covering the banking industry in 1987 and was an economist before that. She has lived through many ups and downs, both in her industry and in the overall markets. She points to the early 1990s as an influential period in her development. In 1990, bank stocks were hit hard because of the large loan losses and write-downs.

“If you believed the market’s opinion, it looked like many banks would go under,” she says of that time. “What helped me was my experience communicating with bank managements and analyzing their financials.”

But most important during that time was what she learned from the outlook of portfolio counselors. “They told me to be steady and look through to the other side. That enabled me to carefully research the stocks and see that many banks were viable and undervalued and would see a likely recovery, which they did.”

Since arriving at Capital in 1995, investment research director and portfolio counselor Chris Buchbinder has had the opportunity to learn from many experienced portfolio counselors with a variety of styles, each with their own unique investment approach. “This highlights one of the unique benefits of our approach to investing — the opportunity for younger analysts to learn from experienced portfolio counselors,” he says. “On the one hand, analysts are sharing their research and insights, while on the other hand the portfolio counselors are sharing their wisdom and perspective.

[close-up photo of tree rings]

[photo of trees]
I now have had the opportunity in turn to pass along some of what I have learned. There is a virtuous cycle here in which everyone has an incentive to help others improve, and I see it in action every day.”

A long-term approach

According to Morningstar, the average tenure for stock fund portfolio managers is about five years. At American Funds, the average tenure is more than 20 years. ICA’s long-term success can be traced in part to the continuity of the investment process that serves the fund’s objective.

One of the benefits of experience and longevity is that it helps investment professionals keep an eye on the long term. “We always try to maintain a long-term orientation as investors. Sometimes under stress newer folks might have a tendency to revert to shorter term thinking. Having experienced hands around helps keep the ship steady and focused on the long run,” Jim says.

Don agrees, saying: “We try not to get distracted by the noise that’s going on in a crisis, but continue to focus on what we do best: thorough research of companies, attention to valuation and a long-term perspective.”

“Many of our analysts and portfolio counselors have experienced numerous market cycles and witnessed many different challenges,” says Ross Sappenfield, an ICA portfolio counselor who has been investing at Capital for 19 years. “We often have three or four generations of analysts who have covered the same industry, ranging from those just starting out to those who have been researching companies for decades. This experience and intergenerational perspective helps give us unique insight into a company’s or industry’s long-term prospects.”

Chris remembers lessons he gained when he began at Capital in 1995. “This was shortly before the ‘tech bubble,’ a period when many of our experienced portfolio counselors appeared to be wrong for a while as they sold tech stocks, raised cash and invested in some of the unloved industries like machinery, metals and energy. The market told them they were wrong, but they stuck with their convictions and were ultimately vindicated as the tech bubble popped and many of the more traditional companies began to benefit from the surge in global demand.” He recalls that it took a great deal of confidence and perspective to stand against the crowd.

“I learned a tremendous amount by watching this unfold, and it helped me learn to stick with my convictions and follow the fundamentals even when markets appear to believe the opposite. This made me a better investor,” Chris says. “The direct benefit to our shareholders in that period was clear.”

The wisdom that comes from experience has helped ICA at many junctures over the decades, and will continue with each generation of investors. “Learning from people who’ve been around awhile helps the younger people become better investment professionals,” Don says. “Living through these things is very helpful, and so is passing along our perspectives.”

[Begin Photo Caption]
[photo of Joyce E. Gordon]
Joyce E. Gordon
31 years
[End Photo Caption]

[Begin Photo Caption]
[photo of James B. Lovelace]
James B. Lovelace
29 years
[End Photo Caption]

[Begin Photo Caption]
[photo of Donald D. O’Neal]
Donald D. O’Neal
26 years
[End Photo Caption]

[Begin Photo Caption]
[photo of C. Ross Sappenfield]
C. Ross Sappenfield
19 years
[End Photo Caption]

[Begin Photo Caption]
[photo of William L. Robbins]
William L. Robbins
17 years
[End Photo Caption]

[Begin Photo Caption]
[photo of Chris Buchbinder]
Chris Buchbinder
15 years
[End Photo Caption]

[Begin Photo Caption]
[photo of Eric Richter]
Eric Richter
12 years
[End Photo Caption]

[Begin Sidebar]
The multiple portfolio counselor system

The Investment Company of America has an innovative approach to managing investor assets. Called the multiple portfolio counselor system, it blends individual decision-making with cooperation.

Instead of one portfolio manager making all the decisions for an entire fund, there are seven in charge of The Investment Company of America. However, this does not mean it is managed by a committee or team — each manager has sole responsibility for a slice of the fund’s assets. Each one manages his or her portion independently, as if it were an entire fund, within the parameters of ICA’s overall objectives. Another portion, which we call the research portfolio, is managed collectively by the investment analysts on the fund, who invest only within their area of research coverage.

The basic concept is simple: Over the long term, the combined — yet independent — ideas of several experienced portfolio counselors and dozens of analysts are better than those of one manager or a team that makes decisions based on the committee method. Portfolio counselors have the ability to pursue investment ideas and to act without having to gain consensus; this system differentiates American Funds from its competitors.

The portfolio counselors and analysts have every incentive to work together and compete against the external world, not against each other. “Dividing the fund’s management among seven portfolio counselors and a research portfolio allows each of us to invest in our highest convictions and to focus on those investments we know best,” says Jim Lovelace, portfolio counselor and vice chairman of ICA.

The benefits of the multiple portfolio counselor system are that it gives the fund’s portfolio counselors the freedom to make independent decisions and capitalize on their strongest investment ideas. It has added depth and frankness to debates about valuation and investment, and it has smoothed the results of the fund overall. It brings together the collective wisdom of many points of view without sacrificing accountability.

At left, we show ICA’s portfolio counselors and their years of investment experience with American Funds and its affiliates (as of March 1, 2011).

Our organization manages equity assets through separate divisions that make independent investment decisions.
[End Sidebar]

Summary investment portfolio, December 31, 2010

The following summary investment portfolio is designed to streamline the report and help investors better focus on a fund’s principal holdings.  See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

[begin pie chart]
Percent
of net
Industry sector diversification	assets

Information technology	22.07%
Energy	11.30
Consumer discretionary	10.99
Consumer staples	10.57
Industrials	10.18
Other industries	27.48
Other securities	2.11
Short-term securities & other assets less liabilities	5.30
[end pie chart]

			Percent
		Value	of net
Common stocks - 92.59%	Shares	(000)	assets

Energy - 11.30%
Baker Hughes Inc.	10,030,000	$573,415	.92%
Chevron Corp.	6,480,000	591,300	.95
ConocoPhillips	19,779,140	1,346,959	2.17
Royal Dutch Shell PLC, Class A (ADR)	16,470,000	1,099,867
Royal Dutch Shell PLC, Class B	10,843,265	357,556
Royal Dutch Shell PLC, Class B (ADR)	2,925,498	195,043	2.66
Schlumberger Ltd.	12,724,999	1,062,537	1.71
Other securities		1,792,033	2.89
		7,018,710	11.30

Materials - 3.26%
Dow Chemical Co.	25,979,088	886,926	1.43
Other securities		1,134,560	1.83
		2,021,486	3.26

Industrials - 10.18%
3M Co.	4,834,265	417,197	.67
CSX Corp.	11,681,000	754,709	1.21
General Dynamics Corp.	11,438,300	811,662	1.31
Siemens AG	3,465,000	429,227	.69
Union Pacific Corp.	11,104,800	1,028,971	1.66
United Technologies Corp.	10,340,000	813,965	1.31
Other securities		2,065,707	3.33
		6,321,438	10.18

Consumer discretionary - 10.99%
Comcast Corp., Class A	22,550,271	495,429	.80
Home Depot, Inc.	24,020,000	842,141	1.36
Johnson Controls, Inc.	10,000,000	382,000	.61
McDonald's Corp.	7,150,000	548,834	.88
Staples, Inc.	20,625,000	469,631	.76
Target Corp.	12,797,000	769,484	1.24
Time Warner Inc.	13,399,000	431,046	.69
Other securities		2,885,556	4.65
		6,824,121	10.99

Consumer staples - 10.57%
Altria Group, Inc.	19,134,200	471,084	.76
Avon Products, Inc.	14,082,000	409,223	.66
CVS/Caremark Corp.	13,500,000	469,395	.75
Kraft Foods Inc., Class A	20,874,168	657,745	1.06
PepsiCo, Inc.	12,821,500	837,629	1.35
Philip Morris International Inc.	38,151,000	2,232,978	3.60
Other securities		1,483,088	2.39
		6,561,142	10.57

Health care - 6.67%
Abbott Laboratories	14,335,000	686,790	1.11
Boston Scientific Corp. (1)	69,340,000	524,904	.85
Merck & Co., Inc.	46,731,429	1,684,201	2.71
Other securities		1,242,943	2.00
		4,138,838	6.67

Financials - 7.45%
Banco Santander, SA	50,733,040	537,475
Banco Santander, SA (ADR)	5,047,435	53,755	.95
Bank of America Corp.	64,140,935	855,640	1.38
JPMorgan Chase & Co.	16,290,000	691,022	1.12
Wells Fargo & Co.	17,235,000	534,113	.86
Other securities		1,951,240	3.14
		4,623,245	7.45

Information technology - 22.07%
Corning Inc.	26,669,820	515,261	.83
Google Inc., Class A (1)	1,830,530	1,087,280	1.75
Hewlett-Packard Co.	25,540,000	1,075,234	1.73
Intel Corp.	51,164,700	1,075,994	1.73
International Business Machines Corp.	4,335,000	636,205	1.02
Microsoft Corp.	88,265,800	2,464,381	3.97
Oracle Corp.	55,165,100	1,726,668	2.78
QUALCOMM Inc.	10,157,000	502,670	.81
Texas Instruments Inc.	22,825,000	741,813	1.19
Yahoo! Inc. (1)	29,583,220	491,969	.80
Other securities		3,387,455	5.46
		13,704,930	22.07

Telecommunication services - 5.40%
AT&T Inc.	85,701,900	2,517,922	4.06
Qwest Communications International Inc.	80,980,000	616,258	.99
Other securities		219,072	.35
		3,353,252	5.40

Utilities - 3.26%
Dominion Resources, Inc.	10,623,824	453,850	.73
GDF SUEZ	16,595,324	595,435	.96
Other securities		975,808	1.57
		2,025,093	3.26

Miscellaneous - 1.44%
Other common stocks in initial period of acquisition		893,526	1.44

Total common stocks (cost: $45,333,418,000)		57,485,781	92.59

Preferred stocks - 0.29%

Financials - 0.29%
JPMorgan Chase & Co., Series I, 7.90% (2)	84,861,000	90,510	.15
Wells Fargo & Co., Series K, 7.98% (2)	23,667,000	25,087	.04
Other securities		63,196	.10

Total preferred stocks (cost: $141,167,000)		178,793	.29

Warrants - 0.00%

Financials - 0.00%
Other securities		-	.00

Total warrants (cost: $11,770,000)		-	.00

Convertible securities - 0.62%

Other - 0.10%
Other securities		58,255	.10

Miscellaneous - 0.52%
Other convertible securities in initial period of acquisition		324,069	.52

Total convertible securities (cost: $772,508,000)		382,324	.62

	Principal
	amount (000)
Bonds & notes - 1.20%

Materials - 0.05%
Dow Chemical Co. 8.55% 2019	$15,000	18,828	.03
Other securities		11,580	.02
		30,408	.05

Industrials - 0.09%
CSX Corp. 6.25% 2015	5,000	5,688	.01
Union Pacific Corp. 5.125%-6.125% 2014-2010	10,000	11,159	.02
United Technologies Corp. 4.50% 2020	5,475	5,758	.01
Other securities		31,026	.05
		53,631	.09

Consumer staples - 0.04%
Kraft Foods Inc. 2.625% 2013	5,110	5,258	.01
Other securities		21,789	.03
		27,047	.04

Health care - 0.05%
Abbott Laboratories 5.125% 2019	2,500	2,757	.00
Other securities		29,448	.05
		32,205	.05

Financials - 0.17%
Bank of America Corp. 5.875% 2021	7,500	7,774	.01
Wachovia Capital Trust III 5.80% (undated) (2)	5,525	4,814	.01
Other securities		91,882	.15
		104,470	.17

Telecommunication services - 0.03%
AT&T Inc. 4.85% 2014	5,000	5,411	.01
Other securities		13,829	.02
		19,240	.03

Bonds & notes of U.S. government & government agencies - 0.35%
Freddie Mac 2.125% 2012	10,000	10,243	.01
Other securities		210,130	.34
		220,373	.35

Other - 0.42%
Other securities		260,300	.42

Total bonds & notes (cost: $698,024,000)		747,674	1.20

Short-term securities - 5.19%

Bank of America Corp. 0.28% due 1/3/2011	75,000	74,998	.12
Federal Home Loan Bank 0.16%-0.45% due 1/5-12/6/2011	541,750	540,811	.87
Freddie Mac 0.142%-0.42% due 1/3-12/1/2011	1,181,947	1,180,686	1.90
Google Inc. 0.20% due 1/19/2011 (3)	25,000	24,997	.04
Jupiter Securitization Co., LLC 0.25%-0.26% due 1/7-2/16/2011 (3)	181,400	181,370	.29
U.S. Treasury Bills 0.134%-0.278% due 3/10-11/17/2011	417,100	416,818	.67
Variable Funding Capital Company LLC 0.26%-0.27% due 1/7-1/14/2011 (3)	77,600	77,594	.13
Other securities		725,076	1.17

Total short-term securities (cost: $3,222,058,000)		3,222,350	5.19

Total investment securities (cost: $50,178,945,000)		62,016,922	99.89
Other assets less liabilities		70,920	.11

Net assets		$62,087,842	100.00%

"Miscellaneous" securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

"Other securities” includes all issues that are not disclosed separately in the summary investment portfolio, including securities which were valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $19,804,000, which represented .03% of the net assets of the fund.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

(1) Security did not produce income during the last 12 months.
(2) Coupon rate may change periodically.
(3) Acquired in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in "Other securities," was $759,349,000, which represented 1.22% of the net assets of the fund.

Key to abbreviation
ADR = American Depositary Receipts

See Notes to Financial Statements

Financial statements

Statement of assets and liabilities
at December 31, 2010	(dollars in thousands)

Assets:
Investment securities, at value (cost: $50,178,945)		$62,016,922
Cash		519
Receivables for:
Sales of investments	$54,289
Sales of fund's shares	219,763
Dividends and interest	107,469	381,521
		62,398,962
Liabilities:
Payables for:
Purchases of investments	12,451
Repurchases of fund's shares	257,402
Investment advisory services	12,584
Services provided by related parties	21,464
Trustees' and advisory board's deferred compensation	6,645
Other	574	311,120
Net assets at December 31, 2010		$62,087,842

Net assets consist of:
Capital paid in on shares of beneficial interest		$51,786,748
Undistributed net investment income		150,245
Accumulated net realized loss		(1,687,746)
Net unrealized appreciation		11,838,595
Net assets at December 31, 2010		$62,087,842

	(dollars and shares in thousands, except per-share amounts)
Shares of beneficial interest issued and outstanding (no stated par value) - unlimited shares authorized (2,206,123 total shares outstanding)
	Net assets	Shares outstanding	Net asset value per share
Class A	$48,788,660	1,732,646	$28.16
Class B	1,430,498	51,001	28.05
Class C	2,212,075	79,087	27.97
Class F-1	1,558,162	55,415	28.12
Class F-2	669,186	23,769	28.15
Class 529-A	1,361,473	48,414	28.12
Class 529-B	165,057	5,882	28.06
Class 529-C	352,292	12,555	28.06
Class 529-E	56,950	2,029	28.07
Class 529-F-1	27,465	977	28.10
Class R-1	78,218	2,791	28.02
Class R-2	654,231	23,325	28.05
Class R-3	826,897	29,430	28.10
Class R-4	680,788	24,214	28.12
Class R-5	895,438	31,810	28.15
Class R-6	2,330,452	82,778	28.15

See Notes to Financial Statements

Statement of operations
for the year ended December 31, 2010	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $37,220)	$1,548,139
Interest	79,123	$1,627,262

Fees and expenses*:
Investment advisory services	143,719
Distribution services	168,379
Transfer agent services	59,609
Administrative services	17,601
Reports to shareholders	2,868
Registration statement and prospectus	937
Trustees' and advisory board's compensation	1,193
Auditing and legal	210
Custodian	1,308
State and local taxes	507
Other	2,802	399,133
Net investment income		1,228,129

Net realized gain and unrealized appreciation
on investments and currency:
Net realized gain on:
Investments	1,760,328
Currency transactions	1,868	1,762,196
Net unrealized appreciation (depreciation) on:
Investments	3,079,669
Currency translations	(113)	3,079,556
Net realized gain and unrealized appreciation
on investments and currency		4,841,752
Net increase in net assets resulting
from operations		$6,069,881

*Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements

Statements of changes in net assets	(dollars in thousands)
	Year ended December 31
	2010	2009
Operations:
Net investment income	$1,228,129	$1,224,302
Net realized gain (loss) on investments and currency transactions	1,762,196	(1,814,229)
Net unrealized appreciation on investments and currency translations	3,079,556	13,859,597
Net increase in net assets resulting from operations	6,069,881	13,269,670

Dividends paid to shareholders from net investment income	(1,235,556)	(1,346,554)

Net capital share transactions	(4,388,099)	(3,397,226)

Total increase in net assets	446,226	8,525,890

Net assets:
Beginning of year	61,641,616	53,115,726
End of year (including undistributed
net investment income: $150,245 and $153,405, respectively)	$62,087,842	$61,641,616

See Notes to Financial Statements

Notes to financial statements

1.	Organization

The Investment Company of America (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term growth of capital and income, placing greater emphasis on the potential for capital appreciation and future dividends than on current yield. Effective March 1, 2010, the fund reorganized from a Delaware corporation to a Delaware statutory trust in accordance with a proposal approved by shareholders on November 24, 2009.

The fund has 16 share classes consisting of five retail share classes, five 529 college savings plan share classes and six retirement plan share classes. The 529 college savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F-1) can be used to save for college education. The six retirement plan share classes (R-1, R-2, R-3, R-4, R-5 and R-6) are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described below:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B*	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2 and 529-F-1	None	None	None
Classes R-1, R-2, R-3, R-4, R-5 and R-6	None	None	None
*Class B and 529-B shares of the fund are not available for purchase.

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

2.	Significant accounting policies

The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The fund follows the significant accounting policies described below, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income – Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations – Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders – Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

Currency translation – Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. On the accompanying financial statements, the effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3.	Valuation

The fund’s investments are reported at fair value as defined by accounting principles generally accepted in the United States of America. The fund generally determines its net asset value as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs – The fund uses the following methods and inputs to establish the fair value of its assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades.

Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are generally valued at prices obtained as of approximately 3:00 p.m. New York time from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All
Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)

Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information

Where the investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or not deemed to be representative), fixed-income securities will be valued in good faith at the mean quoted bid and asked prices that are reasonably and timely available (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates fair value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are fair valued as determined in good faith under guidelines adopted by authority of the fund's board of trustees. Market quotations may be considered unreliable if events occur that materially affect the value of securities (particularly equity securities trading outside the U.S.) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange. Various inputs may be reviewed in order to make a good faith determination of a security’s fair value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Classifications - The fund classifies its assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Level 3 values are based on significant unobservable inputs that reflect the fund’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the fund’s valuation levels as of December 31, 2010 (dollars in thousands):

Investment securities:	Level 1	Level 2	Level 3	Total
Common stocks:
Energy	$7,018,710	$-	$-	$7,018,710
Materials	2,021,486	-	-	2,021,486
Industrials	6,321,438	-	-	6,321,438
Consumer discretionary	6,824,121	-	-	6,824,121
Consumer staples	6,561,142	-	-	6,561,142
Health care	4,138,838	-	-	4,138,838
Financials	4,623,245	-	-	4,623,245
Information technology	13,704,930	-	-	13,704,930
Telecommunication services	3,353,252	-	-	3,353,252
Utilities	2,025,093	-	-	2,025,093
Miscellaneous	893,526	-	-	893,526
Preferred stocks	-	178,793	-	178,793
Convertible securities	291,201	91,123	-	382,324
Bonds & notes	-	747,674	-	747,674
Short-term securities	-	3,222,350	-	3,222,350
Total	$57,776,982	$4,239,940	$-	$62,016,922

4.	Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline due to market conditions and other factors, including those directly involving the issuers of securities held by the fund.

Investing in income-oriented stocks — Income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available at, the companies in which the fund invests.

Investing in growth-oriented stocks — Growth-oriented stocks may involve larger price swings and greater potential for loss than other types of investments.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations outside the U.S., may lose value because of political, social or economic developments in the country or region in which the issuer operates. These securities may also lose value due to changes in the exchange rate of the country’s currency against the U.S. dollar. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different settlement and accounting practices and different regulatory, legal and reporting standards than those in the U.S.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results.  This could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.

5.	Taxation and distributions

Federal income taxation – The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended December 31, 2010, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2007 and by state tax authorities for tax years before 2006.

Non-U.S. taxation – Dividend and interest income is recorded net of non-U.S. taxes paid.

Distributions – Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; deferred expenses; cost of investments sold; and net capital losses. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

During the year ended December 31, 2010, the fund reclassified $4,472,000 from accumulated net realized loss to undistributed net investment income; $205,000 from undistributed net investment income to capital paid in on shares of beneficial interest; and $2,086,000 from capital paid in on shares of beneficial interest to accumulated net realized loss to align financial reporting with tax reporting.

As of December 31, 2010, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows:

(dollars in thousands)
Undistributed ordinary income	$307,318
Post-October currency loss deferrals (realized during the period November 1, 2010, through December 31, 2010)*	(378)
Capital loss carryforward expiring 2017†	(1,855,257)
Gross unrealized appreciation on investment securities	15,624,332
Gross unrealized depreciation on investment securities	(3,770,912)
Net unrealized appreciation on investment securities	11,853,420
Cost of investment securities	50,163,502
*These deferrals are considered incurred in the subsequent year.
†Reflects the utilization of capital loss carryforwards of $1,759,245,000. The capital loss carryforward will be used to offset any capital gains realized by the fund in future years through the expiration date. The fund will not make distributions from capital gains while a capital loss carryforward remains.

Under the Regulated Investment Company Modernization Act of 2010, (the “Act”), net capital losses recognized after December 31, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Under the law in effect prior to the Act, pre-enactment net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

Tax-basis distributions paid to shareholders from ordinary income were as follows (dollars in thousands):

	Year ended December 31
Share class	2010	2009
Class A	$1,005,853	$1,112,521
Class B	21,001	35,814
Class C	28,562	35,279
Class F-1	28,517	26,295
Class F-2	13,921	6,735
Class 529-A	25,697	24,270
Class 529-B	2,163	3,003
Class 529-C	4,217	4,644
Class 529-E	934	934
Class 529-F-1	554	471
Class R-1	982	956
Class R-2	8,218	8,796
Class R-3	13,829	14,242
Class R-4	13,162	12,685
Class R-5	20,363	51,696
Class R-6*	47,583	8,213
Total	$1,235,556	$1,346,554

*Class R-6 was offered beginning May 1, 2009.

6.	Fees and transactions with related parties

Capital Research and Management Company ("CRMC"), the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. ("AFD"), the principal underwriter of the fund’s shares, and American Funds Service Company® ("AFS"), the fund’s transfer agent.

Investment advisory services - The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.390% on the first $1 billion of daily net assets and decreasing to 0.219% on such assets in excess of $89 billion. For the year ended December 31, 2010, the investment advisory services fee was $143,719,000, which was equivalent to an annualized rate of 0.242% of average daily net assets.

Class-specific fees and expenses – Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services – The fund has adopted plans of distribution for all share classes, except Classes F-2, R-5 and R-6. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.25% to 1.00% as noted on the following page. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Classes A and 529-A, the board of trustees has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of December 31, 2010, there were no unreimbursed expenses subject to reimbursement for Classes A or 529-A.

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.25%
Class 529-A	0.25	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services – The fund has a transfer agent agreement with AFS for Classes A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC as described below.

Administrative services – The fund has an administrative services agreement with CRMC for all share classes, except Classes A and B, to provide certain services, including transfer agent and recordkeeping services; coordinating, monitoring, assisting and overseeing third-party service providers; and educating advisers and shareholders about the impact of market-related events, tax laws affecting investments, retirement plan restrictions, exchange limitations and other related matters. Each relevant share class pays CRMC annual fees up to 0.15% (0.10% for Class R-5 and 0.05% for Class R-6) based on its respective average daily net assets. Each relevant share class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services.

Each 529 share class is subject to an additional administrative services fee payable to the Commonwealth of Virginia for the maintenance of the 529 college savings plan. The quarterly fee is based on a series of decreasing annual rates beginning with 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds and decreasing to 0.06% on such assets between $120 billion and $150 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. Although these amounts are included with administrative services fees on the accompanying financial statements, the Commonwealth of Virginia is not considered a related party.

Expenses under the agreements described above for the year ended December 31, 2010, were as follows (dollars in thousands):

			Administrative services
Share class	Distribution services	Transfer agent services	CRMC administrative services	Transfer agent services	Commonwealth of Virginia administrative services
Class A	$108,893	$57,634	Not applicable	Not applicable	Not applicable
Class B	16,174	1,975	Not applicable	Not applicable	Not applicable
Class C	21,455	Included in administrative services	$3,222	$465	Not applicable
Class F-1	3,295		1,947	127	Not applicable
Class F-2	Not applicable		763	20	Not applicable
Class 529-A	2,608		1,174	186	$1,216
Class 529-B	1,777		171	54	178
Class 529-C	3,212		312	84	324
Class 529-E	258		50	8	51
Class 529-F-1	-		23	4	24
Class R-1	708		94	22	Not applicable
Class R-2	4,613		916	1,759	Not applicable
Class R-3	3,816		1,123	511	Not applicable
Class R-4	1,570		926	22	Not applicable
Class R-5	Not applicable		871	8	Not applicable
Class R-6	Not applicable		944	2	Not applicable
Total	$168,379	$59,609	$12,536	$3,272	$1,793

Trustees’ and advisory board’s deferred compensation – Trustees and advisory board members who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ and advisory board’s compensation of $1,193,000, shown on the accompanying financial statements, includes $714,000 in current fees (either paid in cash or deferred) and a net increase of $479,000 in the value of the deferred amounts.

Affiliated officers and trustees – Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or trustees received any compensation directly from the fund.

7.	Warrants

As of December 31, 2010, the fund had warrants outstanding which may be exercised at any time for the purchase of 818,780 Class A shares at approximately $5.24 per share. If these warrants had been exercised as of December 31, 2010, the net asset value of each share class would have been reduced by less than $0.01 per share. No warrants were exercised during the years ended December 31, 2010, or December 31, 2009.

8.	Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales*		Reinvestments of dividends and distributions		Repurchases*		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended December 31, 2010
Class A	$3,024,163	115,953	$950,500	36,358	$(8,132,665)	(313,061)	$(4,158,002)	(160,750)
Class B	20,991	810	20,489	787	(742,985)	(28,631)	(701,505)	(27,034)
Class C	194,001	7,500	27,267	1,047	(423,553)	(16,460)	(202,285)	(7,913)
Class F-1	645,213	24,850	26,422	1,009	(440,996)	(17,109)	230,639	8,750
Class F-2	188,724	7,288	8,483	324	(114,003)	(4,373)	83,204	3,239
Class 529-A	190,625	7,307	25,691	982	(133,020)	(5,132)	83,296	3,157
Class 529-B	3,130	121	2,162	83	(54,629)	(2,101)	(49,337)	(1,897)
Class 529-C	43,489	1,673	4,216	162	(43,434)	(1,681)	4,271	154
Class 529-E	6,922	267	934	36	(6,078)	(235)	1,778	68
Class 529-F-1	6,732	259	553	21	(3,786)	(144)	3,499	136
Class R-1	21,944	847	980	37	(16,667)	(645)	6,257	239
Class R-2	151,069	5,829	8,213	314	(176,798)	(6,843)	(17,516)	(700)
Class R-3	204,939	7,917	13,825	529	(224,863)	(8,682)	(6,099)	(236)
Class R-4	179,309	7,037	13,153	503	(190,929)	(7,405)	1,533	135
Class R-5	135,775	5,217	20,244	775	(1,463,855)	(56,008)	(1,307,836)	(50,016)
Class R-6	1,764,498	67,113	47,582	1,820	(172,076)	(6,723)	1,640,004	62,210
Total net increase
(decrease)	$6,781,524	259,988	$1,170,714	44,787	$(12,340,337)	(475,233)	$(4,388,099)	(170,458)

Year ended December 31, 2009
Class A	$3,518,129	160,970	$1,039,709	49,310	$(8,226,013)	(380,131)	$(3,668,175)	(169,851)
Class B	61,574	3,016	34,638	1,696	(687,861)	(31,673)	(591,649)	(26,961)
Class C	225,665	10,369	33,440	1,623	(421,934)	(19,789)	(162,829)	(7,797)
Class F-1	373,135	16,530	23,244	1,103	(419,203)	(19,146)	(22,824)	(1,513)
Class F-2	436,097	19,106	4,659	206	(61,811)	(2,749)	378,945	16,563
Class 529-A	147,182	6,639	24,250	1,147	(119,449)	(5,425)	51,983	2,361
Class 529-B	7,435	361	3,001	145	(17,814)	(813)	(7,378)	(307)
Class 529-C	46,212	2,105	4,640	224	(41,148)	(1,861)	9,704	468
Class 529-E	7,228	329	933	44	(5,476)	(248)	2,685	125
Class 529-F-1	6,264	284	470	22	(3,669)	(164)	3,065	142
Class R-1	19,533	891	954	46	(11,671)	(526)	8,816	411
Class R-2	159,857	7,330	8,788	421	(133,396)	(6,118)	35,249	1,633
Class R-3	219,289	9,963	14,229	675	(179,973)	(8,112)	53,545	2,526
Class R-4	495,247	22,370	12,679	580	(317,249)	(13,410)	190,677	9,540
Class R-5	603,306	26,788	51,354	2,450	(777,329)	(36,239)	(122,669)	(7,001)
Class R-6†	457,079	21,079	8,212	342	(21,662)	(853)	443,629	20,568
Total net increase
(decrease)	$6,783,232	308,130	$1,265,200	60,034	$(11,445,658)	(527,257)	$(3,397,226)	(159,093)

*Includes exchanges between share classes of the fund.
†Class R-6 was offered beginning May 1, 2009.

9.	Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $12,777,617,000 and $16,528,687,000, respectively, during the year ended December 31, 2010.
Financial highlights(1)

		Income (loss) from investment operations(2)			Dividends and distributions
	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return(3) (4)	Net assets, end of period (in millions)	Ratio of expenses to average net assets before reimbursements/ waivers	Ratio of expenses to average net assets after reimbursements/ waivers(4)	Ratio of net income to average net assets(4)
Class A:
Year ended 12/31/2010	$25.95	$.55	$2.22	$2.77	$(.56)	$-	$(.56)	$28.16	10.86%	$48,789	.61%	.61%	2.12%
Year ended 12/31/2009	20.96	.52	5.04	5.56	(.57)	-	(.57)	25.95	27.18	49,136	.66	.66	2.32
Year ended 12/31/2008	32.95	.63	(11.94)	(11.31)	(.68)	-	(.68)	20.96	(34.74)	43,244	.59	.57	2.25
Year ended 12/31/2007	33.51	.72	1.24	1.96	(.66)	(1.86)	(2.52)	32.95	5.94	73,480	.56	.54	2.05
Year ended 12/31/2006	31.36	.72	4.23	4.95	(.74)	(2.06)	(2.80)	33.51	15.94	74,181	.57	.54	2.16
Class B:
Year ended 12/31/2010	25.84	.35	2.21	2.56	(.35)	-	(.35)	28.05	10.03	1,431	1.38	1.38	1.36
Year ended 12/31/2009	20.87	.35	5.02	5.37	(.40)	-	(.40)	25.84	26.19	2,017	1.43	1.43	1.57
Year ended 12/31/2008	32.81	.41	(11.89)	(11.48)	(.46)	-	(.46)	20.87	(35.25)	2,191	1.36	1.34	1.48
Year ended 12/31/2007	33.37	.45	1.24	1.69	(.39)	(1.86)	(2.25)	32.81	5.15	4,138	1.33	1.31	1.28
Year ended 12/31/2006	31.24	.46	4.21	4.67	(.48)	(2.06)	(2.54)	33.37	15.04	4,222	1.34	1.32	1.38
Class C:
Year ended 12/31/2010	25.78	.34	2.20	2.54	(.35)	-	(.35)	27.97	9.95	2,212	1.43	1.43	1.31
Year ended 12/31/2009	20.82	.34	5.01	5.35	(.39)	-	(.39)	25.78	26.20	2,243	1.46	1.46	1.53
Year ended 12/31/2008	32.74	.40	(11.86)	(11.46)	(.46)	-	(.46)	20.82	(35.29)	1,974	1.41	1.38	1.44
Year ended 12/31/2007	33.31	.43	1.23	1.66	(.37)	(1.86)	(2.23)	32.74	5.08	3,409	1.38	1.36	1.23
Year ended 12/31/2006	31.18	.44	4.21	4.65	(.46)	(2.06)	(2.52)	33.31	15.00	3,350	1.41	1.38	1.32
Class F-1:
Year ended 12/31/2010	25.92	.54	2.21	2.75	(.55)	-	(.55)	28.12	10.78	1,558	.66	.66	2.07
Year ended 12/31/2009	20.93	.51	5.05	5.56	(.57)	-	(.57)	25.92	27.21	1,209	.68	.68	2.31
Year ended 12/31/2008	32.91	.62	(11.93)	(11.31)	(.67)	-	(.67)	20.93	(34.77)	1,009	.62	.60	2.23
Year ended 12/31/2007	33.48	.70	1.24	1.94	(.65)	(1.86)	(2.51)	32.91	5.87	1,642	.60	.58	2.01
Year ended 12/31/2006	31.32	.71	4.24	4.95	(.73)	(2.06)	(2.79)	33.48	15.95	1,673	.60	.58	2.12
Class F-2:
Year ended 12/31/2010	25.95	.61	2.21	2.82	(.62)	-	(.62)	28.15	11.07	669	.39	.39	2.34
Year ended 12/31/2009	20.96	.56	5.06	5.62	(.63)	-	(.63)	25.95	27.50	533	.42	.42	2.37
Period from 8/1/2008 to 12/31/2008	28.53	.26	(7.47)	(7.21)	(.36)	-	(.36)	20.96	(25.39)	83	.17	.16	1.24
Class 529-A:
Year ended 12/31/2010	25.92	.53	2.22	2.75	(.55)	-	(.55)	28.12	10.77	1,362	.68	.68	2.05
Year ended 12/31/2009	20.93	.50	5.04	5.54	(.55)	-	(.55)	25.92	27.12	1,173	.73	.73	2.24
Year ended 12/31/2008	32.91	.60	(11.92)	(11.32)	(.66)	-	(.66)	20.93	(34.79)	898	.67	.65	2.19
Year ended 12/31/2007	33.48	.68	1.24	1.92	(.63)	(1.86)	(2.49)	32.91	5.83	1,311	.65	.63	1.95
Year ended 12/31/2006	31.33	.69	4.24	4.93	(.72)	(2.06)	(2.78)	33.48	15.87	1,118	.64	.62	2.08
Class 529-B:
Year ended 12/31/2010	25.86	.33	2.20	2.53	(.33)	-	(.33)	28.06	9.87	165	1.48	1.48	1.26
Year ended 12/31/2009	20.89	.32	5.03	5.35	(.38)	-	(.38)	25.86	26.07	201	1.53	1.53	1.45
Year ended 12/31/2008	32.83	.38	(11.88)	(11.50)	(.44)	-	(.44)	20.89	(35.29)	169	1.47	1.45	1.38
Year ended 12/31/2007	33.40	.40	1.24	1.64	(.35)	(1.86)	(2.21)	32.83	4.99	261	1.46	1.43	1.15
Year ended 12/31/2006	31.27	.42	4.21	4.63	(.44)	(2.06)	(2.50)	33.40	14.90	238	1.47	1.45	1.25
Class 529-C:
Year ended 12/31/2010	25.86	.33	2.21	2.54	(.34)	-	(.34)	28.06	9.91	352	1.47	1.47	1.26
Year ended 12/31/2009	20.89	.32	5.03	5.35	(.38)	-	(.38)	25.86	26.09	321	1.52	1.52	1.45
Year ended 12/31/2008	32.84	.38	(11.89)	(11.51)	(.44)	-	(.44)	20.89	(35.31)	249	1.46	1.44	1.39
Year ended 12/31/2007	33.41	.40	1.24	1.64	(.35)	(1.86)	(2.21)	32.84	4.99	374	1.45	1.43	1.15
Year ended 12/31/2006	31.27	.42	4.23	4.65	(.45)	(2.06)	(2.51)	33.41	14.94	325	1.46	1.44	1.26
Class 529-E:
Year ended 12/31/2010	25.87	.46	2.21	2.67	(.47)	-	(.47)	28.07	10.46	57	.97	.97	1.76
Year ended 12/31/2009	20.89	.43	5.04	5.47	(.49)	-	(.49)	25.87	26.77	51	1.02	1.02	1.96
Year ended 12/31/2008	32.85	.52	(11.90)	(11.38)	(.58)	-	(.58)	20.89	(34.98)	38	.96	.94	1.90
Year ended 12/31/2007	33.42	.58	1.24	1.82	(.53)	(1.86)	(2.39)	32.85	5.52	56	.95	.92	1.66
Year ended 12/31/2006	31.28	.59	4.23	4.82	(.62)	(2.06)	(2.68)	33.42	15.52	48	.95	.92	1.78

Class 529-F-1:
Year ended 12/31/2010	$25.90	$.59	$2.21	$2.80	$(.60)	$-	$(.60)	$28.10	11.00%	$28	.47%	.47%	2.26%
Year ended 12/31/2009	20.92	.55	5.03	5.58	(.60)	-	(.60)	25.90	27.37	22	.52	.52	2.44
Year ended 12/31/2008	32.90	.66	(11.92)	(11.26)	(.72)	-	(.72)	20.92	(34.66)	15	.46	.44	2.40
Year ended 12/31/2007	33.47	.75	1.24	1.99	(.70)	(1.86)	(2.56)	32.90	6.05	19	.45	.42	2.15
Year ended 12/31/2006	31.32	.76	4.23	4.99	(.78)	(2.06)	(2.84)	33.47	16.10	13	.45	.42	2.27
Class R-1:
Year ended 12/31/2010	25.83	.35	2.20	2.55	(.36)	-	(.36)	28.02	9.96	78	1.41	1.41	1.32
Year ended 12/31/2009	20.87	.34	5.02	5.36	(.40)	-	(.40)	25.83	26.18	66	1.44	1.44	1.52
Year ended 12/31/2008	32.81	.40	(11.88)	(11.48)	(.46)	-	(.46)	20.87	(35.25)	45	1.39	1.36	1.48
Year ended 12/31/2007	33.39	.42	1.23	1.65	(.37)	(1.86)	(2.23)	32.81	5.06	61	1.40	1.38	1.20
Year ended 12/31/2006	31.25	.44	4.22	4.66	(.46)	(2.06)	(2.52)	33.39	14.96	49	1.42	1.39	1.31
Class R-2:
Year ended 12/31/2010	25.85	.34	2.21	2.55	(.35)	-	(.35)	28.05	9.96	654	1.44	1.44	1.30
Year ended 12/31/2009	20.88	.32	5.03	5.35	(.38)	-	(.38)	25.85	26.08	621	1.52	1.52	1.45
Year ended 12/31/2008	32.83	.38	(11.89)	(11.51)	(.44)	-	(.44)	20.88	(35.33)	468	1.48	1.46	1.37
Year ended 12/31/2007	33.40	.42	1.23	1.65	(.36)	(1.86)	(2.22)	32.83	5.04	694	1.44	1.39	1.19
Year ended 12/31/2006	31.26	.43	4.23	4.66	(.46)	(2.06)	(2.52)	33.40	14.99	625	1.50	1.39	1.31
Class R-3:
Year ended 12/31/2010	25.90	.46	2.21	2.67	(.47)	-	(.47)	28.10	10.45	827	.97	.97	1.77
Year ended 12/31/2009	20.92	.44	5.04	5.48	(.50)	-	(.50)	25.90	26.76	768	1.00	1.00	1.97
Year ended 12/31/2008	32.88	.53	(11.90)	(11.37)	(.59)	-	(.59)	20.92	(34.94)	568	.92	.90	1.91
Year ended 12/31/2007	33.45	.58	1.24	1.82	(.53)	(1.86)	(2.39)	32.88	5.52	1,032	.94	.92	1.66
Year ended 12/31/2006	31.30	.59	4.24	4.83	(.62)	(2.06)	(2.68)	33.45	15.54	909	.94	.92	1.78
Class R-4:
Year ended 12/31/2010	25.91	.54	2.22	2.76	(.55)	-	(.55)	28.12	10.82	681	.65	.65	2.08
Year ended 12/31/2009	20.93	.50	5.05	5.55	(.57)	-	(.57)	25.91	27.16	624	.68	.68	2.21
Year ended 12/31/2008	32.90	.61	(11.91)	(11.30)	(.67)	-	(.67)	20.93	(34.78)	304	.65	.62	2.21
Year ended 12/31/2007	33.48	.68	1.23	1.91	(.63)	(1.86)	(2.49)	32.90	5.85	419	.65	.63	1.95
Year ended 12/31/2006	31.32	.69	4.24	4.93	(.71)	(2.06)	(2.77)	33.48	15.90	323	.65	.62	2.07
Class R-5:
Year ended 12/31/2010	25.94	.61	2.23	2.84	(.63)	-	(.63)	28.15	11.14	895	.35	.35	2.33
Year ended 12/31/2009	20.95	.58	5.04	5.62	(.63)	-	(.63)	25.94	27.57	2,123	.38	.38	2.62
Year ended 12/31/2008	32.95	.69	(11.94)	(11.25)	(.75)	-	(.75)	20.95	(34.60)	1,861	.35	.33	2.52
Year ended 12/31/2007	33.51	.79	1.25	2.04	(.74)	(1.86)	(2.60)	32.95	6.18	2,307	.35	.33	2.25
Year ended 12/31/2006	31.35	.79	4.24	5.03	(.81)	(2.06)	(2.87)	33.51	16.22	1,980	.35	.33	2.37
Class R-6:
Year ended 12/31/2010	25.95	.63	2.21	2.84	(.64)	-	(.64)	28.15	11.16	2,330	.30	.30	2.45
Period from 5/1/2009 to 12/31/2009	20.70	.40	5.30	5.70	(.45)	-	(.45)	25.95	27.76	534	.33 (5)	.33 (5)	2.52 (5)

	Year ended December 31
	2010	2009	2008	2007	2006
Portfolio turnover rate for all share classes	23%	28%	31%	22%	20%

(1)Based on operations for the periods shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2)Based on average shares outstanding.
(3)Total returns exclude any applicable sales charges, including contingent deferred sales charges.
(4)This column reflects the impact, if any, of certain reimbursements/waivers from CRMC. During some of the periods shown, CRMC reduced fees for investment advisory services. In addition, during some of the periods shown, CRMC paid a portion of the fund's transfer agent fees for certain retirement plan share classes.

(5)Annualized.

See Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of The Investment Company of America:

We have audited the accompanying statement of assets and liabilities, including the summary investment portfolio, of The Investment Company of America (the “Fund”), as of December 31, 2010, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets of the Fund for the year ended December 31, 2009, and financial highlights for each of the four years in the period then ended were audited by other auditors whose report, dated February 8, 2010, expressed an unqualified opinion on those statements.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Investment Company of America as of December 31, 2010, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Costa Mesa, California
February 9, 2011
Tax information
 unaudited

We are required to advise you within 60 days of the fund’s fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended December 31, 2010:

Qualified dividend income	100%
Corporate dividends received deduction	100%
U.S. government income that may be exempt from state taxation	$5,482,000

Individual shareholders should refer to their Form 1099 or other tax information, which was mailed in January 2011, to determine the calendar year amounts to be included on their 2010 tax returns. Shareholders should consult their tax advisers.

Expense example
          unaudited

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2010, through December 31, 2010).

Actual expenses:
The first line of each share class in the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:
The second line of each share class in the table on the next page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:
There are some account fees that are charged to certain types of accounts, such as individual retirement accounts and 529 college savings plan accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually), that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 7/1/2010	Ending account value 12/31/2010	Expenses paid during period*	Annualized expense ratio

Class A -- actual return	$1,000.00	$1,214.26	$3.40	.61%
Class A -- assumed 5% return	1,000.00	1,022.13	3.11	.61
Class B -- actual return	1,000.00	1,209.96	7.63	1.37
Class B -- assumed 5% return	1,000.00	1,018.30	6.97	1.37
Class C -- actual return	1,000.00	1,209.56	7.96	1.43
Class C -- assumed 5% return	1,000.00	1,018.00	7.27	1.43
Class F-1 -- actual return	1,000.00	1,214.36	3.68	.66
Class F-1 -- assumed 5% return	1,000.00	1,021.88	3.36	.66
Class F-2 -- actual return	1,000.00	1,215.66	2.18	.39
Class F-2 -- assumed 5% return	1,000.00	1,023.24	1.99	.39
Class 529-A -- actual return	1,000.00	1,213.69	3.85	.69
Class 529-A -- assumed 5% return	1,000.00	1,021.73	3.52	.69
Class 529-B -- actual return	1,000.00	1,208.68	8.24	1.48
Class 529-B -- assumed 5% return	1,000.00	1,017.74	7.53	1.48
Class 529-C -- actual return	1,000.00	1,208.99	8.18	1.47
Class 529-C -- assumed 5% return	1,000.00	1,017.80	7.48	1.47
Class 529-E -- actual return	1,000.00	1,212.43	5.41	.97
Class 529-E -- assumed 5% return	1,000.00	1,020.32	4.94	.97
Class 529-F-1 -- actual return	1,000.00	1,215.16	2.62	.47
Class 529-F-1 -- assumed 5% return	1,000.00	1,022.84	2.40	.47
Class R-1 -- actual return	1,000.00	1,209.23	7.85	1.41
Class R-1 -- assumed 5% return	1,000.00	1,018.10	7.17	1.41
Class R-2 -- actual return	1,000.00	1,209.38	7.91	1.42
Class R-2 -- assumed 5% return	1,000.00	1,018.05	7.22	1.42
Class R-3 -- actual return	1,000.00	1,212.21	5.35	.96
Class R-3 -- assumed 5% return	1,000.00	1,020.37	4.89	.96
Class R-4 -- actual return	1,000.00	1,214.33	3.63	.65
Class R-4 -- assumed 5% return	1,000.00	1,021.93	3.31	.65
Class R-5 -- actual return	1,000.00	1,215.91	1.95	.35
Class R-5 -- assumed 5% return	1,000.00	1,023.44	1.79	.35
Class R-6 -- actual return	1,000.00	1,216.19	1.68	.30
Class R-6 -- assumed 5% return	1,000.00	1,023.69	1.53	.30

*The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

Board of trustees and other officers

“Independent” trustees1

	Year first
	elected a
	trustee of
Name and age	the fund2	Principal occupation(s) during past five years

Louise H. Bryson, 66	1999	Chair Emerita of the Board of Trustees, J. Paul Getty
		Trust; former President, Distribution, Lifetime
		Entertainment Network; former Executive Vice
		President and General Manager, Lifetime Movie
		Network

Mary Anne Dolan, 63	2000	Founder and President, MAD Ink
Chairman of the Board		(communications company)
(Independent and Non-Executive)

James G. Ellis, 64	2008	Dean and Professor of Marketing, Marshall School of
		Business, University of Southern California

Leonard R. Fuller, 64	2002	President and CEO, Fuller Consulting (financial
		management consulting firm)

William D. Jones, 55	2010	Real estate developer/owner, President and CEO,
		CityLink Investment Corporation (acquires, develops
		and manages real estate ventures in selected urban
		communities) and City Scene Management Company
		(provides commercial asset and property
		management services)

L. Daniel Jorndt, 69	2006	Retired

William H. Kling, 68	2010	President and CEO, American Public Media Group

John C. Mazziotta, M.D.,	2011	Physician; Chair, Department of Neurology, University
Ph.D., 61		of California at Los Angeles; Associate Director,
		Semel Institute, UCLA; Director, Brain Mapping
		Center, UCLA

John G. McDonald, 73	1976	Stanford Investors Professor, Graduate School of
		Business, Stanford University

Bailey Morris-Eck, 66	1993	Director and Programming Chair, WYPR Baltimore/
		Washington (public radio station); Senior Adviser,
		Financial News (London); Senior Fellow, Institute for
		International Economics

Steven B. Sample, Ph.D., 70	2010	President Emeritus, University of Southern California

“Independent” trustees1
	Number of
	portfolios
	in fund
	complex3
	overseen by
Name and age	trustee	Other directorships4 held by trustee

Louise H. Bryson, 66	7	None

Mary Anne Dolan, 63	10	None
Chairman of the Board
(Independent and Non-Executive)

James G. Ellis, 64	44	Quiksilver, Inc.

Leonard R. Fuller, 64	44	None

William D. Jones, 55	7	Sempra Energy

L. Daniel Jorndt, 69	4	None

William H. Kling, 68	10	None

John C. Mazziotta, M.D.,	4	None
Ph.D., 61

John G. McDonald, 73	13	iStar Financial, Inc.; Plum Creek Timber Co.;
		QuinStreet, Inc.; Scholastic Corporation

Bailey Morris-Eck, 66	4	None

Steven B. Sample, Ph.D., 70	4	Intermec, Inc.

Martin Fenton, a trustee since 2000; Richard G. Newman, a trustee since 1996; and Olin C. Robison, a trustee since 1987 (and an advisory board member from 1977 to 1987), retired from the board in December 2010. The trustees thank Messrs. Fenton and Newman and Dr. Robison for their dedication and service to the fund.

“Interested” trustees5
	Year first
	elected a
	trustee or	Principal occupation(s) during past five years and
Name, age and	officer of	positions held with affiliated entities or the
position with fund	the fund2	principal underwriter of the fund

James B. Lovelace,6 54	1994	Senior Vice President — Capital Research Global
Vice Chairman of the Board		Investors, Capital Research and Management
		Company; Director, The Capital Group Companies,
		Inc.7

Donald D. O’Neal, 50	1994	Senior Vice President — Capital Research Global
President		Investors, Capital Research and Management
		Company; Director, The Capital Group Companies,
		Inc.7

“Interested” trustees5
	Number of
	portfolios
	in fund
	complex3
Name, age and	overseen by
position with fund	trustee	Other directorships4 held by trustee

James B. Lovelace,6 54	12	None
Vice Chairman of the Board

Donald D. O’Neal, 50	18	None
President

Chairman emeritus
Jon B. Lovelace, Jr.,6 84		Chairman Emeritus, Capital Research and
		Management Company

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at 800/421-0180 or by visiting the American Funds website at americanfunds.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

Other officers

	Year first
	elected	Principal occupation(s) during past five years
Name, age and	an officer	and positions held with affiliated entities or the
position with fund	of the fund2	principal underwriter of the fund

Paul G. Haaga, Jr., 62	2007	Chairman of the Board, Capital Research and
Executive Vice President		Management Company; Senior Vice President —
		Fixed Income, Capital Research and Management
		Company

Joyce E. Gordon, 54	1998	Senior Vice President — Capital Research Global
Senior Vice President		Investors, Capital Research and Management
		Company; Director, The Capital Group Companies,
		Inc.7

Christopher D. Buchbinder, 39	2010	Senior Vice President — Capital Research Global
Vice President		Investors, Capital Research Company;7 Director,
		Capital Research Company7

Anne M. Llewellyn, 63	1984	Senior Vice President — Fund Business Management
Vice President		Group, Capital Research and Management Company

William L. Robbins, 42	2010	Senior Vice President — Capital Research Global
Vice President		Investors, Capital Research Company;7 Director and
		Co-President, Capital Research Company7

Paul F. Roye, 57	2008	Senior Vice President — Fund Business Management
Vice President		Group, Capital Research and Management Company;
		Director, American Funds Service Company;7 former
		Director, Division of Investment Management, United
		States Securities and Exchange Commission

Jessica Chase Spaly, 34	2010	Vice President — Capital Research Global Investors,
Vice President		Capital Research Company7

Vincent P. Corti, 54	1994	Vice President — Fund Business Management
Secretary		Group, Capital Research and Management Company

Brian D. Bullard, 41	2008	Senior Vice President — Fund Business Management
Treasurer		Group, Capital Research and Management Company;
		former Chief Accountant — Division of Investment
		Management, United States Securities and Exchange
		Commission

Raymond F. Sullivan, Jr., 53	2008	Vice President — Fund Business Management
Assistant Secretary		Group, Capital Research and Management Company

Ari M. Vinocor, 36	2010	Vice President — Fund Business Management
Assistant Treasurer		Group, Capital Research and Management Company

1The term “independent” trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
2Trustees and officers of the fund are elected on an annual basis.

3Capital Research and Management Company manages the American Funds, consisting of 33 funds. Capital Research and Management Company also manages American Funds Insurance Series,® which is composed of 16 funds and serves as the underlying investment vehicle for certain variable insurance contracts; American Funds Target Date Retirement Series,® which is composed of 10 funds and is available through tax-deferred retirement plans and IRAs; and Endowments,SM which is available to certain nonprofit organizations.

4This includes all directorships (other than those in the American Funds or other funds managed by Capital Research and Management Company) that are held by each trustee as a director of a public company or a registered investment company.

5“Interested persons” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).

6James B. Lovelace is the son of Jon B. Lovelace, Jr.
7Company affiliated with Capital Research and Management Company.

Offices

Offices of the fund and of the investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618

Transfer agent for shareholder accounts
American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel
O’Melveny & Myers LLP
400 South Hope Street
Los Angeles, CA 90071-2899

Independent registered public accounting firm
Deloitte & Touche LLP
695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626-7188

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in the fund’s prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-0180 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete December 31, 2010, portfolio of The Investment Company of America’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

The Investment Company of America files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at 800/SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of The Investment Company of America, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after March 31, 2011, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

What makes American Funds different?

For nearly 80 years, we have followed a consistent philosophy to benefit our investors. Our 33 carefully conceived, broadly diversified funds, in addition to the target date retirement series, offer opportunities that have attracted over 50 million shareholder accounts.

Our unique combination of strengths includes these five factors:

•A long-term, value-oriented approach
We seek to buy securities at reasonable prices relative to their prospects and hold them for the long term.

•An extensive global research effort
Our investment professionals travel the world to find the best investment opportunities and gain a comprehensive understanding of companies and markets.

•The multiple portfolio counselor system
Our unique approach to portfolio management, developed more than 50 years ago, blends teamwork with individual accountability and has provided American Funds with a sustainable method of achieving fund objectives.

•Experienced investment professionals
American Funds portfolio counselors have an average of 26 years of investment experience, providing a depth of knowledge and broad perspective that few organizations have.

•A commitment to low management fees
The American Funds provide exceptional value for shareholders, with management fees that are among the lowest in the mutual fund industry.

American Funds span a range of investment objectives

•Growth funds
Emphasis on long-term growth through stocks
AMCAP Fund®
EuroPacific Growth Fund®
The Growth Fund of America®
The New Economy Fund®
New Perspective Fund®
New World Fund®
SMALLCAP World Fund®

•Growth-and-income funds
Emphasis on long-term growth and dividends through stocks
American Mutual Fund®
Capital World Growth and Income FundSM
Fundamental InvestorsSM
International Growth and Income FundSM
>The Investment Company of America®
Washington Mutual Investors FundSM

•Equity-income funds
Emphasis on above-average income and growth through stocks and/or bonds
Capital Income Builder®
The Income Fund of America®

•Balanced funds
Emphasis on long-term growth and current income through stocks and bonds
American Balanced Fund®
American Funds Global Balanced FundSM

•Bond funds
Emphasis on current income through bonds
American Funds Mortgage FundSM
American High-Income TrustSM
The Bond Fund of AmericaSM
Capital World Bond Fund®
Intermediate Bond Fund of America®
Short-Term Bond Fund of AmericaSM
U.S. Government Securities FundSM

•Tax-exempt bond funds
Emphasis on tax-exempt current income through municipal bonds
American Funds Short-Term Tax-Exempt Bond FundSM
American High-Income Municipal Bond Fund®
Limited Term Tax-Exempt Bond Fund of AmericaSM
The Tax-Exempt Bond Fund of America®
State-specific tax-exempt funds
American Funds Tax-Exempt Fund of New YorkSM
The Tax-Exempt Fund of California®
The Tax-Exempt Fund of Maryland®
The Tax-Exempt Fund of Virginia®

•Money market fund
American Funds Money Market Fund®

•American Funds Target Date Retirement Series®

The Capital Group Companies

American Funds   Capital Research and Management   Capital International   Capital Guardian   Capital Bank and Trust

Lit. No. MFGEAR-904-0211P

Litho in USA BBC/Q/8060-S26188

Printed on paper containing 10% post-consumer waste

Printed with inks containing soy and/or vegetable oil

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer.  The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics.  Such request can be made to American Funds Service Company at 800/421-0180 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that James G. Ellis, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members.  There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such.  Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services1

Registrant:
a) Audit Fees:
2009	None
2010	$85,000

b) Audit-Related Fees:
2009	None
2010	19,000

The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s investment adviser conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2009	None
2010	$7,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
2009	None
2010	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):

a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
2009	1,029,000
2010	1,092,000

The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2009	None
2010	$15,000
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2009	$2,000
2010	$2,000
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee.  The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services.  Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $1,461,000 for fiscal year 2009 and $1,560,000 for fiscal year 2010. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

1Please note in 2010, ICA changed their principal auditor from PricewaterhouseCoopers LLP to Deloitte & Touche LLP.  In 2009, ICA paid $108,000 and $8,000 respectively for audit and tax services provided by PricewaterhouseCoopers LLP.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

The Investment Company of America®
Investment portfolio

December 31, 2010

Common stocks — 92.59%	Shares	Value (000)

ENERGY — 11.30%
Apache Corp.	2,240,000	$267,075
Baker Hughes Inc.	10,030,000	573,415
BP PLC	34,380,000	249,544
BP PLC (ADR)	2,800,000	123,676
Canadian Natural Resources, Ltd.	1,296,400	57,825
Chevron Corp.	6,480,000	591,300
ConocoPhillips	19,779,140	1,346,959
Devon Energy Corp.	2,690,000	211,192
Diamond Offshore Drilling, Inc.	2,025,000	135,412
Eni SpA	4,640,000	101,315
Eni SpA (ADR)	770,000	33,680
EOG Resources, Inc.	3,732,200	341,160
Marathon Oil Corp.	3,030,000	112,201
Royal Dutch Shell PLC, Class A (ADR)	16,470,000	1,099,867
Royal Dutch Shell PLC, Class B	10,843,265	357,556
Royal Dutch Shell PLC, Class B (ADR)	2,925,498	195,043
Schlumberger Ltd.	12,724,999	1,062,537
TOTAL SA	3,000,000	158,953
		7,018,710

MATERIALS — 3.26%
Air Products and Chemicals, Inc.	768,800	69,922
Akzo Nobel NV	425,000	26,400
ArcelorMittal	7,540,000	285,949
Barrick Gold Corp.	4,675,000	248,617
Dow Chemical Co.	25,979,088	886,926
MeadWestvaco Corp.	4,085,000	106,864
POSCO	136,000	58,359
Praxair, Inc.	999,500	95,422
United States Steel Corp.	4,160,000	243,027
		2,021,486

INDUSTRIALS — 10.18%
3M Co.	4,834,265	417,197
CSX Corp.	11,681,000	754,709
Deere & Co.	2,800,000	232,540
General Dynamics Corp.	11,438,300	811,662
General Electric Co.	13,875,000	253,774
Illinois Tool Works Inc.	6,400,000	341,760
Lockheed Martin Corp.	1,913,820	133,795
Norfolk Southern Corp.	3,414,999	214,530
Pitney Bowes Inc.	350,551	8,476
R.R. Donnelley & Sons Co.	6,100,000	106,567
Raytheon Co.	2,399,800	111,207
Siemens AG	3,465,000	429,227
Southwest Airlines Co.	13,000,000	168,740
Tyco International Ltd.	2,115,000	87,645
Union Pacific Corp.	11,104,800	1,028,971
United Parcel Service, Inc., Class B	2,250,000	163,305
United Technologies Corp.	10,340,000	813,965
Waste Management, Inc.	6,600,700	243,368
		6,321,438

CONSUMER DISCRETIONARY — 10.99%
Best Buy Co., Inc.	4,500,000	154,305
Carnival Corp., units	7,450,000	343,520
CBS Corp., Class B	5,750,000	109,538
Comcast Corp., Class A	22,550,271	495,429
Comcast Corp., Class A, special nonvoting shares	3,000,000	62,430
Daimler AG1	960,000	65,079
DIRECTV, Class A1	6,500,000	259,545
H&R Block, Inc.	2,315,000	27,572
Harley-Davidson, Inc.	3,500,000	121,345
Home Depot, Inc.	24,020,000	842,141
Honda Motor Co., Ltd.	6,650,000	263,330
Johnson Controls, Inc.	10,000,000	382,000
Kohl’s Corp.1	4,200,000	228,228
Limited Brands, Inc.	5,042,743	154,964
Lowe’s Companies, Inc.	10,500,000	263,340
McDonald’s Corp.	7,150,000	548,834
News Corp., Class A	5,890,000	85,758
Nissan Motor Co., Ltd.	12,800,000	121,867
Staples, Inc.	20,625,000	469,631
Target Corp.	12,797,000	769,484
Time Warner Cable Inc.	4,812,727	317,784
Time Warner Inc.	13,399,000	431,046
Toyota Motor Corp.	6,550,000	259,773
Toyota Motor Corp. (ADR)	600,000	47,178
		6,824,121

CONSUMER STAPLES — 10.57%
Altria Group, Inc.	19,134,200	471,084
Avon Products, Inc.	14,082,000	409,223
Coca-Cola Co.	2,303,300	151,488
Colgate-Palmolive Co.	1,500,000	120,555
ConAgra Foods, Inc.	5,521,100	124,666
CVS/Caremark Corp.	13,500,000	469,395
General Mills, Inc.	3,920,000	139,513
H.J. Heinz Co.	2,750,000	136,015
Kellogg Co.	1,000,000	51,080
Kimberly-Clark Corp.	1,500,000	94,560
Kraft Foods Inc., Class A	20,874,168	657,745
Lorillard, Inc.	2,885,600	236,792
Molson Coors Brewing Co., Class B	5,925,000	297,376
PepsiCo, Inc.	12,821,500	837,629
Philip Morris International Inc.	38,151,000	2,232,978
Reynolds American Inc.	1,333,332	43,493
Sara Lee Corp.	5,000,000	87,550
		6,561,142

HEALTH CARE — 6.67%
Abbott Laboratories	14,335,000	686,790
Aetna Inc.	1,516,239	46,260
Amgen Inc.1	1,840,792	101,059
Bayer AG	950,000	70,202
Boston Scientific Corp.1	69,340,000	524,904
Eli Lilly and Co.	6,295,000	220,577
Johnson & Johnson	3,100,000	191,735
Medtronic, Inc.	9,112,500	337,983
Merck & Co., Inc.	46,731,429	1,684,201
Novartis AG	663,000	38,965
Novartis AG (ADR)	921,556	54,326
Pfizer Inc	4,025,000	70,478
Roche Holding AG	760,000	111,358
		4,138,838

FINANCIALS — 7.45%
American International Group, Inc.1	141,955	8,179
AXA SA	3,250,000	54,070
Banco Santander, SA	50,733,040	537,475
Banco Santander, SA (ADR)	5,047,435	53,755
Bank of America Corp.	64,140,935	855,640
Bank of New York Mellon Corp.	10,533,812	318,121
BB&T Corp.	4,825,000	126,849
Capital One Financial Corp.	7,500,000	319,200
Citigroup Inc.1	62,500,000	295,625
Discover Financial Services	7,177,053	132,991
Genworth Financial, Inc., Class A1	1,221,600	16,052
HSBC Holdings PLC (ADR)	1,529,416	78,061
HSBC Holdings PLC (United Kingdom)	4,869,240	49,429
JPMorgan Chase & Co.	16,290,000	691,022
Moody’s Corp.	2,675,800	71,016
Northern Trust Corp.	1,085,000	60,120
Société Générale	2,514,523	135,146
State Street Corp.	2,359,100	109,321
SunTrust Banks, Inc.	6,000,000	177,060
Wells Fargo & Co.	17,235,000	534,113
		4,623,245

INFORMATION TECHNOLOGY — 22.07%
Accenture PLC, Class A	6,400,000	310,336
Altera Corp.	661,900	23,550
Analog Devices, Inc.	5,726,900	215,732
Apple Inc.1	505,000	162,893
Applied Materials, Inc.	10,525,000	147,876
Automatic Data Processing, Inc.	4,023,043	186,186
Canon, Inc.	770,000	39,927
Cisco Systems, Inc.1	14,420,400	291,725
Corning Inc.	26,669,820	515,261
Flextronics International Ltd.1	16,000,000	125,600
Google Inc., Class A1	1,830,530	1,087,280
Hewlett-Packard Co.	25,540,000	1,075,234
Intel Corp.	51,164,700	1,075,994
International Business Machines Corp.	4,335,000	636,205
KLA-Tencor Corp.	6,726,900	259,927
Linear Technology Corp.	8,320,000	287,789
MasterCard Inc., Class A	1,293,901	289,976
Maxim Integrated Products, Inc.	4,297,700	101,512
Microsoft Corp.	88,265,800	2,464,381
Nokia Corp.	24,200,000	250,300
Nokia Corp. (ADR)	5,652,400	58,333
Oracle Corp.	55,165,100	1,726,668
QUALCOMM Inc.	10,157,000	502,670
SAP AG	1,070,000	54,477
Taiwan Semiconductor Manufacturing Co. Ltd.	37,914,325	92,326
Telefonaktiebolaget LM Ericsson, Class B	19,750,000	229,489
Texas Instruments Inc.	22,825,000	741,813
Xilinx, Inc.	8,954,500	259,501
Yahoo! Inc.1	29,583,220	491,969
		13,704,930

TELECOMMUNICATION SERVICES — 5.40%
AT&T Inc.	85,701,900	2,517,922
France Télécom SA	6,220,000	129,622
Qwest Communications International Inc.	80,980,000	616,258
Verizon Communications Inc.	2,500,000	89,450
		3,353,252

UTILITIES — 3.26%
Dominion Resources, Inc.	10,623,824	453,850
Exelon Corp.	7,610,600	316,905
FirstEnergy Corp.	6,443,500	238,538
GDF SUEZ	16,595,324	595,435
NextEra Energy, Inc.	300,000	15,597
Public Service Enterprise Group Inc.	10,000,000	318,100
RWE AG	1,300,000	86,668
		2,025,093

MISCELLANEOUS — 1.44%
Other common stocks in initial period of acquisition		893,526

Total common stocks (cost: $45,333,418,000)		57,485,781

Preferred stocks — 0.29%

FINANCIALS — 0.29%
JPMorgan Chase & Co., Series I, 7.90%2	84,861,000	90,510
PNC Funding Corp., Series II, 6.113%2,3	5,000,000	3,727
PNC Preferred Funding Trust I 6.517%2,3	14,900,000	11,840
PNC Preferred Funding Trust III 8.70%2,3	24,000,000	25,560
Société Générale 5.922%2,3	24,955,000	22,069
Wells Fargo & Co., Series K, 7.98%2	23,667,000	25,087

Total preferred stocks (cost: $141,167,000)		178,793

		Value
Warrants — 0.00%	Shares	(000)

FINANCIALS — 0.00%
Washington Mutual, Inc., warrants, expire 20131,4	3,071,428	$—

Total warrants (cost: $11,770,000)		—

Convertible securities — 0.62%

CONSUMER DISCRETIONARY — 0.04%
Johnson Controls, Inc. 11.50% convertible preferred 2012, units4	106,720	19,804

FINANCIALS — 0.06%
American International Group, Inc. 8.50% convertible preferred 2011, units	4,211,826	37,022
Fannie Mae 5.375% convertible preferred 20321	820	820
Fannie Mae, Series 2008-1, 8.75% noncumulative convertible preferred1	1,218,000	609
		38,451

MISCELLANEOUS — 0.52%
Other convertible securities in initial period of acquisition		324,069

Total convertible securities (cost: $772,508,000)		382,324

	Principal amount
Bonds & notes — 1.20%	(000)

ENERGY — 0.02%
Apache Corp. 6.90% 2018	$5,000	6,115
Chevron Corp. 4.95% 2019	5,000	5,614
		11,729

MATERIALS — 0.05%
BHP Billiton Finance (USA) Ltd. 5.50% 2014	5,865	6,495
Dow Chemical Co. 8.55% 2019	15,000	18,828
Rio Tinto Finance (USA) Ltd. 9.00% 2019	3,780	5,085
		30,408

INDUSTRIALS — 0.09%
Burlington Northern Santa Fe Corp. 5.75% 2018	5,000	5,642
CSX Corp. 6.25% 2015	5,000	5,688
Honeywell International Inc. 5.00% 2019	4,090	4,482
Lockheed Martin Corp. 4.25% 2019	3,445	3,509
Norfolk Southern Corp. 5.75% 2018	2,500	2,827
PACCAR Inc, Series A, 6.875% 2014	5,000	5,739
Raytheon Co. 4.40% 2020	3,055	3,130
Union Pacific Corp. 5.125% 2014	5,000	5,421
Union Pacific Corp. 6.125% 2020	5,000	5,738
United Technologies Corp. 4.50% 2020	5,475	5,758
Waste Management, Inc. 6.375% 2015	5,000	5,697
		53,631

CONSUMER DISCRETIONARY — 0.09%
Comcast Corp. 6.30% 2017	12,620	14,470
Kohl’s Corp. 6.25% 2017	3,500	4,044
News America Inc. 6.90% 2019	5,000	6,000
Staples, Inc. 9.75% 2014	7,500	9,095
Time Warner Cable Inc. 6.20% 2013	2,845	3,162
Time Warner Cable Inc. 8.25% 2019	5,745	7,147
Time Warner Inc. 5.875% 2016	10,000	11,301
		55,219

CONSUMER STAPLES — 0.04%
Altria Group, Inc. 9.25% 2019	5,000	6,535
British American Tobacco International Finance PLC 9.50% 20183	5,000	6,590
CVS Caremark Corp. 6.60% 2019	5,000	5,864
Kraft Foods Inc. 2.625% 2013	5,110	5,258
Tesco PLC 5.50% 20173	2,506	2,800
		27,047

HEALTH CARE — 0.05%
Abbott Laboratories 5.125% 2019	2,500	2,757
Aetna Inc. 5.75% 2011	1,961	2,005
Aetna Inc. 7.875% 2011	865	875
Boston Scientific Corp. 5.125% 2017	4,265	4,263
Cardinal Health, Inc. 5.80% 2016	2,905	3,263
Novartis Securities Investment Ltd. 5.125% 2019	2,500	2,770
Pfizer Inc 6.20% 2019	2,500	2,933
Roche Holdings Inc. 5.00% 20143	5,000	5,479
Roche Holdings Inc. 6.00% 20193	2,500	2,908
WellPoint, Inc. 7.00% 2019	4,200	4,952
		32,205

FINANCIALS — 0.17%
Allstate Life Global Funding Trust, Series 2008-4, 5.375% 2013	5,000	5,448
Bank of America Corp. 5.875% 2021	7,500	7,774
Boston Properties, Inc. 5.875% 2019	5,000	5,432
Citigroup Inc. 4.587% 2015	1,387	1,448
Citigroup Inc. 6.125% 2017	7,500	8,231
MetLife Global Funding I 5.125% 20143	7,000	7,620
National City Corp. 5.80% 2017	1,350	1,458
National City Corp. 6.875% 2019	3,050	3,430
Northern Trust Corp. 4.625% 2014	2,650	2,867
Regions Bank 7.50% 2018	4,350	4,487
Regions Financial Corp. 6.375% 2012	23,540	23,989
Regions Financial Corp. 7.75% 2014	13,082	13,616
Simon Property Group, LP 4.20% 2015	2,600	2,721
Simon Property Group, LP 5.25% 2016	5,875	6,346
Simon Property Group, LP 6.10% 2016	1,625	1,824
SLM Corp., Series A, 5.125% 2012	1,000	1,021
SLM Corp., Series A, 5.375% 2013	1,905	1,944
Wachovia Capital Trust III 5.80% (undated)2	5,525	4,814
		104,470

INFORMATION TECHNOLOGY — 0.01%
Cisco Systems, Inc. 4.95% 2019	5,000	5,458

TELECOMMUNICATION SERVICES — 0.03%
AT&T Inc. 4.85% 2014	5,000	5,411
Verizon Communications Inc. 5.55% 2014	10,000	11,035
Vodafone Group PLC 5.625% 2017	2,500	2,794
		19,240

UTILITIES — 0.02%
Jersey Central Power & Light Co. 4.80% 2018	4,000	4,068
PG&E Corp. 5.75% 2014	8,000	8,763
		12,831

MORTGAGE-BACKED OBLIGATIONS5 — 0.28%
Fannie Mae 3.00% 2026	15,000	14,709
Fannie Mae 3.50% 2025	5,914	5,971
Fannie Mae 3.50% 2025	29,662	29,944
Fannie Mae 4.00% 2025	12,514	12,940
Fannie Mae 4.50% 2040	13,309	13,680
Fannie Mae 6.00% 2037	57,732	62,707
Fannie Mae 6.00% 2038	6,282	6,817
Government National Mortgage Assn. 3.50% 2039	1,629	1,574
Government National Mortgage Assn. 3.50% 2039	11,160	10,767
Government National Mortgage Assn. 4.00% 2039	3,886	3,922
Government National Mortgage Assn. 4.00% 2040	3,967	4,005
Government National Mortgage Assn. 4.00% 2040	3,976	4,013
Government National Mortgage Assn. 4.00% 2040	3,977	4,014
		175,063

BONDS & NOTES OF U.S. GOVERNMENT & GOVERNMENT AGENCIES — 0.35%
Fannie Mae 1.00% 2013	10,000	9,985
Federal Home Loan Bank 0.50% 2011	23,140	23,163
Federal Home Loan Bank 3.625% 2013	50,000	53,467
Freddie Mac 2.125% 2012	10,000	10,243
U.S. Treasury 1.125% 2011	10,000	10,076
U.S. Treasury 1.50% 2013	10,000	10,145
U.S. Treasury 1.875% 2014	10,000	10,242
U.S. Treasury 2.25% 2014	5,000	5,173
U.S. Treasury 2.625% 2020	2,000	1,897
U.S. Treasury 3.25% 2017	7,500	7,835
U.S. Treasury 3.50% 2039	7,500	6,465
U.S. Treasury 3.625% 2020	5,000	5,190
U.S. Treasury 4.00% 2018	10,000	10,839
U.S. Treasury 4.125% 2015	10,000	11,014
U.S. Treasury 4.25% 2013	15,000	16,335
U.S. Treasury 8.00% 2021	20,000	28,304
		220,373

Total bonds & notes (cost: $698,024,000)		747,674

Short-term securities — 5.19%

Bank of America Corp. 0.28% due 1/3/2011	75,000	74,998
Coca-Cola Co. 0.19%–0.22% due 1/12–2/9/20113	99,100	99,086
Fannie Mae 0.18%–0.49% due 2/14–8/1/2011	201,900	201,774
Federal Farm Credit Banks 0.19%–0.24% due 6/3–11/8/2011	136,700	136,507
Federal Home Loan Bank 0.16%–0.45% due 1/5–12/6/2011	541,750	540,811
Freddie Mac 0.142%–0.42% due 1/3–12/1/2011	1,181,947	1,180,686
Google, Inc. 0.20% due 1/19/20113	25,000	24,997
John Deere Credit Ltd. 0.23% due 1/12/20113	24,875	24,873
Jupiter Securitization Co., LLC 0.25%–0.26% due 1/7–2/16/20113	181,400	181,370
Procter & Gamble Co. 0.22%–0.24% due 2/8–3/16/20113	122,300	122,259
Straight-A Funding LLC 0.25% due 1/6–2/2/20113	140,600	140,577
U.S. Treasury Bills 0.134%–0.278% due 3/10–11/17/2011	417,100	416,818
Variable Funding Capital Company LLC 0.26%–0.27% due 1/7–1/14/20113	77,600	77,594

Total short-term securities (cost: $3,222,058,000)		3,222,350

Total investment securities (cost: $50,178,945,000)		62,016,922
Other assets less liabilities		70,920

Net assets		$62,087,842

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

1Security did not produce income during the last 12 months.
2Coupon rate may change periodically.
3Acquired in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $759,349,000, which represented 1.22% of the net assets of the fund.
4Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $19,804,000, which represented .03% of the net assets of the fund.
5Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.

Key to abbreviation

ADR = American Depositary Receipts

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in the fund’s prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-0180 or visit the American Funds website at americanfunds.com.

MFGEFP-904-0211O-S25554

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON INVESTMENT PORTFOLIO

To the Shareholders and Board of Trustees of
The Investment Company of America:

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements of The Investment Company of America (the “Fund”) as of December 31, 2010, and for the year then ended and have issued our report thereon dated February 9, 2011, which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR.  Our audit also included the Fund’s investment portfolio (the “Schedule”) as of December 31, 2010, appearing in Item 6 of this Form N-CSR.  This Schedule is the responsibility of the Fund’s management.  Our responsibility is to express an opinion based on our audit.  In our opinion, the Schedule referred to above, when considered in relation to the basic financial statements taken as a whole of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.

DELOITTE & TOUCHE LLP

Costa Mesa, California
February 9, 2011

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders.  The procedures are as follows.  The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)
There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE INVESTMENT COMPANY OF AMERICA

By /s/ James B. Lovelace
James B. Lovelace, Vice Chairman and Principal Executive Officer

Date: February 28, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ James B. Lovelace
James B. Lovelace, Vice Chairman and Principal Executive Officer

Date: February 28, 2011

By /s/ Brian D. Bullard
Brian D. Bullard, Treasurer and Principal Financial Officer

Date: February 28, 2011